UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07255

Oppenheimer International Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 12/31/2015

Item 1.	Schedule of Investments.

CONSOLIDATED STATEMENT OF INVESTMENTS December 31, 2015 Unaudited

		Principal Amoun	t	Value

Asset-Backed Securities—1.3%

Avoca CLO VIII Ltd., Series VIII-X, Cl. E, 4.276%, 10/15/23[1]	EUR	12,700,000		$12,425,541

Axius Europe CLO SA, Series 2007-1X, Cl. E, 4.489%, 11/15/23[1]	EUR	7,931,617		8,016,307

Bancaja Fondo de Titulizacion, Series 10, Cl. A2, 0.028%, 5/22/50[1]	EUR	2,281,268		2,369,658

Cadogan Square CLO IV BV, Series 4X, Cl. D, 1.599%, 7/24/23[1]	EUR	9,500,000		9,744,508

Halcyon Structured Asset Management European CLO BV, Series 2006-IIX, Cl. E, 3.899%, 1/25/23[1]	EUR	12,082,113		10,895,469

Highlander Euro CDO II Cayman Ltd., Series 2006-2CX, Cl. E, 3.469%,12/14/22[1]	EUR	11,856,645		11,781,926

Lusitano Mortgages plc, Series 3, Cl. A, 0.211%, 10/16/47[1]	EUR	1,169,572		1,116,652

Magellan Mortgages No. 3 plc, Series 3, Cl. A, 0.179%, 5/15/58[1]	EUR	2,501,276		2,334,998

Stichting Halcyon Structured Asset Management European, Series 2007-IX, Cl. E, 3.849%, 7/24/23[1]	EUR	3,303,497		3,199,805

TDA CAM 7 Fondo de Titulizacion de Activos, Series 7, Cl. A2, 0.036%,2/26/49[1]	EUR	5,558,786		5,672,678

TDA IBERCAJA 2 Fondo de Titulizacion de Activos, Series 2, Cl. A, 0.057%, 10/26/42[1]	EUR	808,545		839,866

TDA IBERCAJA 6 Fondo de Titulizacion de Activos, Series 6, Cl. A, 0.201%, 11/25/51[1]	EUR	1,329,124		1,337,165

Theseus European CLO SA, Series 2006-1X, Cl. E, 4.041%, 8/27/22[1]	EUR	10,000,000		10,514,580

Total Asset-Backed Securities (Cost $90,014,970)				80,249,153

Mortgage-Backed Obligations—1.7%

Alba plc, Series 2007-1, Cl. C, 0.875%, 3/17/39[1]	GBP	5,475,000		6,874,037

Capital Mortgage Srl, Series 2007-1, Cl. B, 0.153%, 1/30/47[1]	EUR	8,000,000		4,762,695

EMF-UK plc, Series 2008-1X, Cl. A1A, 1.565%, 3/13/46[1]	GBP	6,237,745		8,900,649

Eurosail plc, Series 2007-5X, Cl. A1A, 1.355%, 9/13/45[1]	GBP	13,279,147		17,727,663

GAMMA Sociedade de Titularizacao de Creditos SA/Atlantes Mortgage plc, Series 2, Cl. A, 0.197%, 9/18/60[1]	EUR	3,943,287		3,685,665

Hipocat 11 Fondo de Titulizacion de Activos, Series HIPO-11, Cl. A2, 0.081%, 1/15/50[1]	EUR	3,126,442		2,694,613

Hipocat 7 FTA, Series HIPO-7, Cl. C, 0.351%, 7/15/36[1]	EUR	3,668,339		2,926,942

IM Pastor 4 Fondo de Titulizacion de Activos:
Series 4, Cl. A, 0.009%, 3/22/44[1]	EUR	23,030,749		20,347,354
Series 4, Cl. B, 0.059%, 3/22/44[1]	EUR	3,000,000		1,449,012

Lusitano Mortgages No. 4 plc:
Series 4, Cl. A, 0.092%, 9/15/48[1]	EUR	1,710,146		1,599,738
Series 4, Cl. C, 0.432%, 9/15/48[1]	EUR	3,308,556		2,486,745

Magellan Mortgages No. 4 plc, Series 4, Cl. A, 0.229%, 7/20/59[1]	EUR	1,618,545		1,488,249

Mansard Mortgages plc, Series 2006-1X, Cl. B1, 1.679%, 10/15/48[1]	GBP	1,470,662		1,886,784

Newgate Funding 2007-3, Series 2007-3X, Cl. D, 3.583%, 12/15/50[1]	GBP	5,967,697		8,295,782

Paragon Secured Finance No 1 plc, Series 1, Cl. A, 0.973%, 11/15/35[1]	GBP	3,692,250		5,282,206

RMAC Securities No 1 plc, Series 2006-NS4X, Cl. M1C, 0.145%, 6/12/44[1]	EUR	6,176,690		5,861,471

1   OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amoun	t	Value

Rural Hipotecario I Fondo de Titulizacion Hipotecaria:
Series 6, Cl. C, 0.898%, 10/17/36[1]	EUR	2,841,033		$2,490,544
Series 9, Cl. A2, 0.057%, 2/17/50[1]	EUR	6,561,832		6,915,541

Total Mortgage-Backed Obligations (Cost $117,923,430)				105,675,690

Foreign Government Obligations—59.1%

Angola—0.1%
Republic of Angola Sr. Unsec. Bonds, 9.50%, 11/12/25[2]		5,515,000		5,142,737

Australia—1.7%
Commonwealth of Australia Sr. Unsec. Bonds:
2.00%, 8/21/35[3]	AUD	11,300,000		10,104,527
3.75%, 4/21/37	AUD	20,000,000		15,317,389
4.75%, 4/21/27	AUD	10,000,000		8,554,602

Commonwealth of Australia Sr. Unsec. Nts.,1%, 11/21/18[3]	AUD	25,000,000		19,327,746

New South Wales Treasury Corp. Sr. Unsec. Bonds, 6%, 5/1/23	AUD	20,000,000		17,737,708

Queensland Treasury Corp. Sr. Unsec. Bonds, Series 33, 6.50%, 3/14/33	AUD	20,590,000		20,049,034

Victoria Treasury Corp. Sr. Unsec. Bonds, 5.50%, 11/17/26	AUD	20,385,000		17,976,945

				109,067,951

Brazil—6.3%
Brazil Minas SPE via State of Minas Gerais Sec. Bonds, 5.333%, 2/15/28[2]		7,610,000		5,764,575

Federative Republic of Brazil Nota Do Tesouro Nacional Sr. Unsec. Nts., 9.762%, 1/1/17	BRL	621,495,000		149,405,823

Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts.:
9.762%, 1/1/18	BRL	349,000,000		79,549,723
10.00%, 1/1/25	BRL	816,000,000		147,467,309

Federative Republic of Brazil Sr. Unsec. Bonds:
5.00%, 1/27/45		3,000,000		2,017,500
8.00%, 1/15/18[4]		1,388,889		1,437,500

Federative Republic of Brazil Sr. Unsec. International Bonds, 4.25%, 1/7/25[4]		5,000,000		4,031,250

				389,673,680

Canada—0.9%
Canada Unsec. Bonds, 3.75%, 6/1/19	CAD	73,380,000		58,776,653

Colombia—0.3%
Republic of Colombia Sr. Unsec. Bonds:
5.00%, 6/15/45		3,450,000		2,898,000
6.125%, 1/18/41		17,230,000		16,713,100

				19,611,100

Costa Rica—0.1%
Republic of Costa Rica Sr. Unsec. Bonds:
4.25%, 1/26/23[2]		4,470,000		3,933,600
7.158%, 3/12/45[2]		5,090,000		4,281,962

				8,215,562

Croatia—0.6%
Republic of Croatia Sr. Unsec. Bonds:
3.00%,3/11/25	EUR	6,895,000		6,844,490

2   OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amoun	t	Value

Croatia (Continued)
Republic of Croatia Sr. Unsec. Bonds: (Continued)
6.00%, 1/26/24[2]		$10,340,000		$10,796,935
6.75%, 11/5/19[2]		6,890,000		7,397,448

Republic of Croatia Sr. Unsec. Nts., 3.875%, 5/30/22	EUR	11,030,000		12,039,319

				37,078,192

Dominican Republic—0.9%
Banco de Reservas de la Republica Dominicana Sub. Nts., 7%, 2/1/23[2]		10,940,000		10,783,941

Dominican Republic Sr. Unsec. Bonds:
5.50%, 1/27/25[2]		10,275,000		9,941,062
5.875%, 4/18/24[2]		3,500,000		3,500,000
6.60%, 1/28/24[2]		9,475,000		9,901,375
6.85%, 1/27/45[2]		21,010,000		19,906,975

				54,033,353

Egypt—0.0%
Arab Republic of Egypt Bonds, 6.875%, 4/30/40[2]		2,365,000		1,930,573

France—5.6%
French Republic Bonds, 3.25%, 5/25/45	EUR	25,000,000		34,537,621

French Republic Unsec. Bonds:
0.25%, 7/25/24[3]	EUR	147,486,750		168,643,735
1.85%, 7/25/27[3]	EUR	107,038,000		142,349,309

				345,530,665

Germany—0.9%
Deutsche Bundesrepublik Inflation Linked Bonds:
0.10%, 4/15/46[3]	EUR	22,122,739		24,445,622
0.50%, 4/15/30[3]	EUR	25,294,000		30,160,085

				54,605,707

Greece—0.2%
Hellenic Republic Sr. Unsec. Bonds:
3.00%, 2/24/23[1]	EUR	500,000		406,129
3.00%, 2/24/24[1]	EUR	500,000		395,409
3.00%, 2/24/25[1]	EUR	500,000		385,657
3.00%, 2/24/26[1]	EUR	500,000		373,174
3.00%, 2/24/27[1]	EUR	500,000		368,084
3.00%, 2/24/28[1]	EUR	500,000		360,365
3.00%, 2/24/29[1]	EUR	5,500,000		3,857,684
3.00%, 2/24/30[1]	EUR	500,000		342,057
3.00%, 2/24/31[1]	EUR	500,000		337,254
3.00%, 2/24/32[1]	EUR	500,000		328,971
3.00%, 2/24/33[1]	EUR	500,000		327,000
3.00%, 2/24/34[1]	EUR	500,000		320,082
3.00%, 2/24/35[1]	EUR	500,000		317,020
3.00%, 2/24/36[1]	EUR	500,000		313,984
3.00%, 2/24/37[1]	EUR	500,000		304,027
3.00%, 2/24/38[1]	EUR	500,000		310,724
3.00%, 2/24/39[1]	EUR	500,000		312,185
3.00%, 2/24/40[1]	EUR	500,000		311,767
3.00%, 2/24/41[1]	EUR	500,000		312,055

3   OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amoun	t	Value

Greece (Continued)
Hellenic Republic Sr. Unsec. Bonds: (Continued)
3.00%, 2/24/42[1]	EUR	500,000		$312,516

				10,296,144

Honduras—0.1%
Republic of Honduras Sr. Unsec. International Bonds, 7.50%, 3/15/24[2]		5,000,000		5,287,500

Hungary—1.1%
Hungary Sr. Unsec. Bonds:
5.375%, 2/21/23		10,325,000		11,282,231
5.75%, 11/22/23		13,770,000		15,440,783

Hungary Unsec. Bonds:
Series 20/A, 7.50%, 11/12/20	HUF	4,821,000,000		20,212,003
Series 23/A, 6.00%, 11/24/23	HUF	5,189,000,000		21,169,532

				68,104,549

India—3.2%
Indian Railway Finance Corp. Ltd. Sr. Unsec. Nts., 3.417%, 10/10/17		9,920,000		10,089,463

Republic of India Bonds, 8.40%, 7/28/24	INR	3,997,000,000		62,401,383

Republic of India Nts., 8.27%, 6/9/20	INR	8,023,000,000		124,351,058

				196,841,904

Indonesia—1.1%
Perusahaan Penerbit SBSN Indonesia III Sr. Unsec. Nts., 4%, 11/21/18[2]		7,025,000		7,323,562

Perusahaan Penerbit SBSN Indonesia III Unsec. Bonds, 4.35%, 9/10/24[2]		4,560,000		4,381,795

Perusahaan Penerbit SBSN Indonesia III Unsec. Nts., 6.125%, 3/15/19[2]		14,480,000		15,855,600

Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 7/30/25[2]	EUR	2,755,000		2,833,060
4.125%, 1/15/25[2]		3,450,000		3,315,412
5.125%, 1/15/45[2]		17,255,000		15,641,606
5.875%, 3/13/20[2]		3,450,000		3,748,225
5.95%, 1/8/46[2]		2,755,000		2,726,285

Republic of Indonesia Treasury Bonds:
Series FR68, 8.375%, 3/15/34	IDR	80,000,000,000		5,454,955
Series FR71, 9.00%, 3/15/29	IDR	85,960,000,000		6,227,514

				67,508,014

Iraq—0.0%
Republic of Iraq Unsec. Bonds, 5.80%, 1/15/28[2]		3,445,000		2,334,022

Italy—3.6%
Italy Buoni Poliennali Del Tesoro Sr. Unsec. Bonds, 1.25%, 9/15/32[2,3]	EUR	7,001,400		7,889,155

Republic of Italy (The) Buoni Poliennali Del Tesoro Bonds, 3.25%, 9/1/46[2]	EUR	64,600,000		78,517,682

Republic of Italy (The) Buoni Poliennali Del Tesoro Sr. Unsec. Bonds:
2.35%, 9/15/24[2,3]	EUR	35,218,750		44,199,897

4   OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amoun	t	Value

Italy (Continued)

Republic of Italy (The) Buoni Poliennali Del Tesoro Sr. Unsec. Bonds: (Continued)
3.10%, 9/15/26[3]	EUR	69,021,550		$93,548,359

				224,155,093

Ivory Coast—0.6%
Republic of Cote d’Ivoire Sr. Unsec. Bonds:
5.75%, 12/31/32[1]		30,065,000		26,875,735
6.375%, 3/3/28[2]		8,360,000		7,649,065

				34,524,800

Jamaica—0.2%
Commonwealth of Jamaica Sr. Unsec. Bonds, 7.875%, 7/28/45		11,825,000		11,529,375

Japan—3.2%
Japan Sr. Unsec. Bonds:
0.10%, 9/10/24[3]	JPY	8,007,760,000		70,468,355
Series 36, 2.00%, 3/20/42	JPY	10,000,000,000		98,331,960
Series 38, 1.80%, 3/20/43	JPY	3,031,000,000		28,615,570

				197,415,885

Kazakhstan—0.3%
Republic of Kazakhstan Sr. Unsec. Bonds, 4.875%, 10/14/44[2]		18,815,000		15,775,719

Malaysia—0.4%
Federation of Malaysia Sr. Unsec. Bonds, 4.262%, 9/15/16	MYR	83,350,000		19,686,985

SSG Resources Ltd. Sr. Sec. Nts., 4.25%, 10/4/22		4,060,000		4,061,888

				23,748,873

Mexico—12.5%
Banco Nacional de Comercio Exterior SNC Sr. Unsec. Nts., 4.375%, 10/14/25[2]		4,150,000		4,108,500

United Mexican States Sr. Unsec. Bonds:
3.00%, 3/6/45	EUR	6,595,000		6,250,886
4.00%, 10/2/23		10,375,000		10,535,813
4.00%, 3/15/2115	EUR	7,730,000		7,033,190
5.625%, 3/19/2114	GBP	8,000,000		10,938,587
10.00%, 12/5/24	MXN	698,700,000		51,135,905

United Mexican States Sr. Unsec. Nts.:
4.75%, 6/14/18	MXN	1,611,000,000		94,039,046
7.25%, 12/15/16	MXN	7,898,000,000		474,219,576

United Mexican States Unsec. Bonds, Series M20, 4.75%, 3/8/44		20,355,000		18,594,293

United Mexican States Unsec. Nts., Series M, 5%, 12/11/19	MXN	1,785,000,000		102,602,726

				779,458,522

Morocco—0.3%
Kingdom of Morocco Sr. Unsec. Bonds:
4.25%, 12/11/22[2]		8,890,000		8,825,548
5.50%, 12/11/42[2]		9,755,000		9,425,661

				18,251,209

Namibia—0.2%
Republic of Namibia Sr. Unsec. Bonds, 5.25%, 10/29/25[2]		13,800,000		12,884,646

5   OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amoun	t	Value

New Zealand—0.5%
Commonwealth of New Zealand Bonds:
2.50%, 9/20/35[3]	NZD	6,000,000		$4,095,899
3.00%, 9/20/30[3]	NZD	10,000,000		7,517,601

Commonwealth of New Zealand Sr. Unsec. Bonds, 2%, 9/20/25[3]	NZD	29,000,000		20,108,363

				31,721,863

Nigeria—0.1%
Federal Republic of Nigeria Sr. Unsec. Bonds, 6.75%, 1/28/21[2]		2,070,000		1,932,863

Federal Republic of Nigeria Sr. Unsec. Nts., 5.125%, 7/12/18[2]		3,445,000		3,294,281

				5,227,144

Panama—0.8%
Republic of Panama Sr. Unsec. Bonds:
3.75%, 3/16/25		9,870,000		9,697,275
4.00%, 9/22/24		4,550,000		4,572,750
5.20%, 1/30/20		20,140,000		21,902,250
6.70%, 1/26/36		4,710,000		5,616,675
9.375%, 4/1/29		4,370,000		6,314,650

				48,103,600

Paraguay—0.3%
Republic of Paraguay Sr. Unsec. Bonds:
4.625%, 1/25/23[2]		13,355,000		13,021,125
6.10%, 8/11/44[2]		6,880,000		6,604,800

				19,625,925

Peru—0.3%
Republic of Peru Sr. Unsec. Bonds:
2.75%, 1/30/26	EUR	6,885,000		7,444,862
4.125%, 8/25/27		4,495,000		4,427,575
5.625%, 11/18/50		5,865,000		5,996,963

				17,869,400

Poland—0.7%
Republic of Poland Nts., 5%, 4/25/16	PLN	181,000,000		46,637,798

Portugal—2.0%
Portuguese Republic Obrigacoes do Tesouro OT Bonds:
2.875%, 10/15/25[2]	EUR	81,000,000		90,692,462
3.875%, 2/15/30[2]	EUR	28,000,000		33,023,224

				123,715,686

Romania—1.2%
Romania Sr. Unsec. Bonds:
2.75%, 10/29/25[2]	EUR	17,245,000		19,032,239
3.875%, 10/29/35[2]	EUR	13,795,000		15,223,833
4.375%, 8/22/23[2]		22,245,000		23,203,759
4.875%, 1/22/24[2]		6,895,000		7,418,331
6.125%, 1/22/44[2]		8,265,000		9,690,712

				74,568,874

Russia—0.0%
Agency for Housing Mortgage Lending OJSC Via AHML Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[2]	RUB	132,500,000		1,694,729

6   OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Serbia—0.3%
Republic of Serbia Sr. Unsec. Nts., 5.25%, 11/21/17[2]		$6,345,000	$6,601,624

Republic of Serbia Unsec. Nts., 5.875%,12/3/18[2]		12,495,000	13,179,101

			19,780,725

South Africa—1.0%
Republic of South Africa Sr. Unsec. Bonds, Series R208, 6.75%, 3/31/21	ZAR	514,540,000	29,831,509

Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	311,100,000	18,280,992
Series R186, 10.50%, 12/21/26	ZAR	241,900,000	16,541,158

			64,653,659

Sri Lanka—0.5%
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds:
5.875%, 7/25/22[2]		14,400,000	13,190,299
6.25%, 10/4/20[2]		3,055,000	2,960,283
6.85%, 11/3/25[2]		6,890,000	6,516,059

Democratic Socialist Republic of Sri Lanka Sr. Unsec. Nts., 6%, 1/14/19[2]		9,030,000	8,881,529

			31,548,170

Turkey—0.8%
Republic of Turkey Nts.:
8.20%, 7/13/16	TRY	33,900,000	11,507,681
8.50%, 7/10/19	TRY	45,000,000	14,477,412
8.80%, 11/14/18	TRY	44,165,000	14,497,429

Republic of Turkey Unsec. Nts.:
6.30%, 2/14/18	TRY	28,925,000	9,137,708
9.00%, 3/8/17	TRY	6,615,000	2,233,379

			51,853,609

Ukraine—0.6%
Ukraine Unsec. Bonds:
7.75%, 9/1/19[5]		29,835,000	27,763,854
7.75%, 9/1/20[5]		8,025,000	7,423,125
7.75%, 9/1/25[5]		2,505,000	2,215,873
7.75%, 9/1/26[5]		2,505,000	2,191,765

			39,594,617

United Arab Emirates—0.1%
Emirates of Dubai Sr. Unsec. International Bonds, 5.25%, 1/30/43		4,675,000	3,966,363

United Kingdom—5.0%
United Kingdom Unsec. Treasury Bonds:
3.75%, 9/7/21	GBP	104,275,000	173,012,033
4.25%, 12/7/55	GBP	15,155,000	32,118,901
4.75%, 12/7/38	GBP	37,875,000	76,361,282
6.00%, 12/7/28	GBP	14,500,000	30,798,375

			312,290,591

Uruguay—0.3%
Oriental Republic of Uruguay Sr. Unsec. Bonds, 5.10%, 6/18/50		21,110,000	18,260,150

7   OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amoun	t	Value

Vietnam—0.2%
Socialist Republic of Vietnam Sr. Unsec. Bonds, 4.80%, 11/19/24[2]		$13,625,000		$13,170,334

Total Foreign Government Obligations (Cost $4,011,199,485)				3,676,065,665

Corporate Bonds and Notes—31.3%

Consumer Discretionary—1.4%

Auto Components—0.2%

GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	2,490,000		4,021,635
6.75% Sr. Unsec.Nts., 10/28/19	GBP	4,475,000		7,462,023

Schaeffler Finance BV, 4.75% Sr. Sec. Nts., 5/15/23[2]		460,000		453,100

				11,936,758

Automobiles—0.0%

Daimler Finance North America LLC, 3.875% Sr. Unsec. Nts., 9/15/21		300,000		311,881

Hotels, Restaurants & Leisure—0.1%

Merlin Entertainments plc, 2.75% Sr. Unsec. Nts., 3/15/22[2]	EUR	5,690,000		6,060,838

Household Durables—0.0%

Arcelik AS, 5% Sr. Unsec. Nts., 4/3/23[2]		3,165,000		2,895,450

Media—1.0%

Altice Luxembourg SA, 7.25% Sr. Sec. Nts., 5/15/22[2]	EUR	10,375,000		10,582,970

Telenet Finance VI Luxembourg SCA, 4.875% Sr. Sec. Nts., 7/15/27[2]	EUR	5,000,000		5,234,777

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 4% Sr. Sec. Nts., 1/15/25[2]	EUR	2,000,000		2,099,423

UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[2]	EUR	8,400,000		9,869,393

Virgin Media Finance plc:
6.375% Sr. Unsec. Nts., 10/15/24[2]	GBP	2,500,000		3,731,384
7.00% Sr. Unsec. Nts., 4/15/23	GBP	3,495,000		5,440,251

Virgin Media Secured Finance plc:
4.875% Sr. Sec. Nts., 1/15/27[2]	GBP	7,000,000		9,496,293
6.00% Sr. Sec. Nts., 4/15/21	GBP	9,679,500		14,806,053

VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[2]		1,920,000		1,771,200

				63,031,744

Textiles, Apparel & Luxury Goods—0.1%

New Look Secured Issuer plc, 6.50% Sr. Sec. Nts., 7/1/22[2]	GBP	3,850,000		5,647,360

Consumer Staples—0.3%

Food & Staples Retailing—0.2%

Cencosud SA, 5.15% Sr. Unsec. Nts., 2/12/25[2]		13,175,000		12,270,102

Food Products—0.1%

Marfrig Holdings Europe BV, 6.875% Sr. Unsec. Nts., 6/24/19[2]		2,760,000		2,470,200

Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[2]		4,345,000		4,106,025

				6,576,225

8   OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Energy—3.1%

Energy Equipment & Services—0.4%

Pertamina Persero PT, 5.625% Sr. Unsec. Nts., 5/20/43[2]		$24,378,000	$19,201,161

Sinopec Group Overseas Development 2015 Ltd., 2.50% Sr. Unsec. Nts., 4/28/20[2]		5,790,000	5,707,498

			24,908,659

Oil, Gas & Consumable Fuels—2.7%

Bharat Petroleum Corp. Ltd., 4% Sr. Unsec. Nts., 5/8/25		12,790,000	12,471,158

CNOOC Finance 2011 Ltd., 4.25% Sr. Unsec. Nts., 1/26/21[2]		13,830,000	14,418,079

Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[2]		7,210,000	5,957,262

Delek & Avner Tamar Bond Ltd., 5.082% Sr. Sec. Nts., 12/30/23[2]		1,945,000	1,962,019

Gazprom OAO Via Gaz Capital SA:
4.95% Sr. Unsec. Nts., 7/19/22[2]		13,665,000	12,841,506
4.95% Sr. Unsec. Nts., 2/6/28[2]		3,000,000	2,542,470
7.288% Sr. Unsec. Nts., 8/16/37[2]		10,340,000	10,328,367

Indian Oil Corp. Ltd.:
5.625% Sr. Unsec. Nts., 8/2/21		4,615,000	5,002,803
5.75% Sr. Unsec. Nts., 8/1/23		15,365,000	16,717,612

MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[2]		4,935,000	3,479,175

Novatek OAO via Novatek Finance Ltd., 4.422% Sr. Unsec. Nts., 12/13/22[2]		2,830,000	2,515,162

Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[2]		5,711,000	5,573,308
5.45% Sr. Unsec. Nts., 10/14/21[2]		1,867,000	1,819,909

Pacific Exploration & Production Corp., 5.625% Sr. Unsec. Nts., 1/19/25[2]		5,915,000	1,212,575

Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23		2,750,000	1,821,875
4.875% Sr. Unsec. Nts., 3/17/20		9,070,000	6,825,175
5.75% Sr. Unsec. Nts., 1/20/20		690,000	543,375

Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 4/16/26	EUR	6,895,000	6,332,888
5.50% Sr. Unsec. Nts., 6/27/44[2]		10,385,000	7,864,976
5.50% Sr. Unsec. Nts., 6/27/44		6,420,000	4,862,123

Reliance Industries Ltd., 4.125% Sr. Unsec. Nts., 1/28/25[2]		16,240,000	15,949,564

Reliance Industries Ltd., 5.875% Sr. Unsec. Perpetual Bonds[2,6]		660,000	649,275

Repsol International Finance BV:
2.125% Sr. Unsec. Nts., 12/16/20[5]	EUR	8,000,000	8,644,644
2.25% Sr. Unsec. Nts., 12/10/26	EUR	2,000,000	1,982,084
4.50% Jr. Sub. Nts., 3/25/75[1]	EUR	8,000,000	6,837,753

Thai Oil PCL, 4.875% Sr. Unsec. Nts., 1/23/43[2]		1,520,000	1,431,316

TOTAL SA, 2.25% Jr. Sub. Perpetual Bonds[1,6]	EUR	5,620,000	5,654,936

Tullow Oil plc, 6% Sr. Unsec. Nts., 11/1/202		4,056,000	2,839,200

Zhaikmunai LLP, 6.375% Sr. Unsec. Nts., 2/14/19[2]		555,000	437,035

			169,517,624

Financials—17.2%

Capital Markets—1.5%

Credit Suisse Group AG, 7.50% Jr. Sub. Perpetual Bonds[1,6]		20,530,000	21,639,195

Deutsche Bank AG:
4.50% Sub. Nts., 4/1/25		10,000,000	9,217,180
7.125% Jr. Sub. Perpetual Bonds[1,6]	GBP	2,900,000	3,908,583
7.50% Jr. Sub. Perpetual Bonds[1,6]		15,980,000	15,600,475

9   OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Capital Markets (Continued)

ICBCIL Finance Co. Ltd., 3.20% Sr. Unsec. Nts., 11/10/20[2]		$ 3,455,000	$ 3,411,850

Schaeffler Finance BV, 3.25% Sr. Sec. Nts., 5/15/25[2]	EUR	2,310,000	2,447,296

Seven & Seven Ltd., 1.539% Sr. Unsec. Nts., 9/11/19[1,2]		4,000,000	3,994,344

UBS AG (Jersey Branch), 7.25% Sub. Nts., 2/22/22[1]		15,090,000	15,786,087

UBS Group AG:
7.00% Jr. Sub. Perpetual Bonds[1,6]		13,000,000	13,775,229
7.125% Jr. Sub. Perpetual Bonds[1,6]		5,000,000	5,248,380

			95,028,619

Commercial Banks—11.9%

ABN AMRO Bank NV:
4.75% Sub. Nts., 7/28/25[2]		18,065,000	18,040,612
5.75% Jr. Sub. Perpetual Bonds[1,5,6]	EUR	2,500,000	2,724,401

Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[2]	TRY	11,095,000	3,433,203

Allied Irish Banks plc, 4.125% Sub. Nts., 11/26/25[1,5]	EUR	12,000,000	13,138,807

Altice Financing SA, 5.25% Sr. Sec. Nts., 2/15/23[2]	EUR	2,000,000	2,173,346

Altice Luxembourg SA, 6.25% Sr. Unsec. Nts., 2/15/25[2]	EUR	3,410,000	3,139,216

Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[7]		612,810	—

Banco ABC Brasil SA:
7.875% Sub. Nts., 4/8/20[2]		1,100,000	1,005,125
8.50% Sr. Unsec. Nts., 3/28/16[2]	BRL	8,360,000	2,047,606

Banco Bilbao Vizcaya Argentaria Colombia SA, 4.875% Sub. Nts., 4/21/25[2]		5,085,000	4,881,600

Banco Bilbao Vizcaya Argentaria SA:
6.75% Jr. Sub. Perpetual Bonds[1,6]	EUR	11,000,000	11,710,228
7.00% Jr. Sub. Perpetual Bonds[1,6]	EUR	28,120,000	30,058,907

Banco Continental SA via Continental Senior Trustees Cayman Ltd., 5.50% Sr. Unsec. Nts., 11/18/20[2]		7,940,000	8,555,350

Banco Espirito Santo SA, 2.625% Sr. Unsec. Nts., 5/8/17	EUR	3,500,000	553,427

Banco Santander Brasil SA (Cayman Islands), 8% Sr. Unsec. Unsub. Nts., 3/18/16[2]	BRL	14,290,000	3,580,762

Banco Santander SA:
6.25% Jr. Sub. Perpetual Bonds[1,6]	EUR	12,700,000	12,940,552
6.375% Jr. Sub. Perpetual Bonds[1,6]		10,000,000	9,532,180

Bank of China Hong Kong Ltd., 5.55% Sub. Nts., 2/11/20[2]		6,900,000	7,520,455

Bank of Ireland:
4.25% Sub. Nts., 6/11/24[1]	EUR	5,230,000	5,900,041
10.00% Sub. Nts., 2/12/20	EUR	10,000,000	13,598,535
10.00% Sub. Nts., 12/19/22	EUR	5,000,000	7,290,517

Bank of Scotland plc:
4.875% Sec. Nts., 11/8/16	GBP	5,170,000	7,877,418
4.875% Sec. Nts., 12/20/24	GBP	8,675,000	15,057,231

Barclays plc:
4.375% Sub. Nts., 9/11/24		3,000,000	2,939,163
6.50% Jr. Sub. Perpetual Bonds[1,6]	EUR	15,000,000	16,545,964
6.625% Jr. Sub. Perpetual Bonds[1,6]		3,000,000	2,975,025
7.00% Jr. Sub. Perpetual Bonds[1,6]	GBP	6,010,000	8,713,921
7.875% Jr. Sub. Perpetual Bonds[1,6]	GBP	10,000,000	14,767,842
8.00% Jr. Sub. Perpetual Bonds[1,6]	EUR	7,335,000	8,665,413

BNP Paribas SA:
5.945% Jr. Sub. Perpetual Bonds[1,6]	GBP	10,400,000	15,235,857

10	OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amoun	t	Value

Commercial Banks (Continued)

BNP Paribas SA: (Continued)
7.375% Jr. Sub. Perpetual Bonds[1,2,6]		$5,855,000		$6,016,013

BPCE SA:
2.75% Sub. Nts., 7/8/26[1]	EUR	9,245,000		10,197,658
4.50% Sub. Nts., 3/15/25[2]		5,000,000		4,807,845

Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23[8]		4,801,153		4,158,999

Commerzbank AG, 8.125% Sub. Nts., 9/19/23[2]		7,805,000		8,987,145

Commonwealth Bank of Australia, 4.50% Sub. Nts., 12/9/25[2]		5,000,000		4,971,015

Compass Bank, 3.875% Sub. Nts., 4/10/25		5,000,000		4,595,260

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), 4.375% Sub. Nts., 8/4/25		6,100,000		6,216,900

Corp. Financiera de Desarrollo SA, 4.75% Sr. Unsec.Nts., 2/8/22[2]		2,285,000		2,330,700

Corpbanca SA, 3.875% Sr. Unsec. Nts., 9/22/19[2]		7,900,000		7,846,699

CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[2]		3,530,000		3,278,488

Credit Agricole Assurances SA, 4.25% Sub. Perpetual Bonds[1,6]	EUR	10,000,000		10,345,230

Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[1,2,6]		30,000,000		33,750,000

Danske Bank, 5.75% Jr. Sub. Perpetual Bonds[1,6]	EUR	6,000,000		6,646,463

Danske Bank AS, 5.684% Jr. Sub. Perpetual Bonds[1,6]	GBP	7,485,000		11,220,040

EUROFIMA, 6.25% Sr. Unsec. Nts., 12/28/18	AUD	5,270,000		4,223,682

Export-Import Bank of India:
9.50% Sr. Unsec. Nts., 10/9/18	INR	175,000,000		2,772,675
9.70% Sr. Unsec. Nts., 11/21/18	INR	200,000,000		3,188,923

Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[2]		6,870,000		6,470,716

ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,2]		3,395,000		3,490,871

ICICI Bank Ltd. (Dubai), 4.75% Sr. Unsec. Nts., 11/25/16[2]		10,585,000		10,841,527

ING Groep NV, 6.50% Jr. Sub. Perpetual Bonds[1,6]		15,000,000		14,728,125

Intesa Sanpaolo SpA:
5.017% Sub. Nts., 6/26/24[2]		9,085,000		8,958,037
7.70% Jr. Sub. Perpetual Bonds[1,2,6]		2,000,000		2,040,960

Krung Thai Bank PCL (Cayman Islands), 5.20% Sub. Nts., 12/26/24[1]		3,310,000		3,387,927

Lloyds Banking Group plc:
6.375% Jr. Sub. Perpetual Bonds[1,6]	EUR	4,975,000		5,717,487
7.00% Jr. Sub. Perpetual Bonds[1,6]	GBP	13,000,000		19,523,936
7.50% Jr. Sub. Perpetual Bonds[1,6]		4,055,000		4,328,713
7.625% Jr. Sub. Perpetual Bonds[1,6]	GBP	8,000,000		12,381,511

NABARD, 8.19% Sr. Unsec. Nts., 6/8/18	INR	80,000,000		1,217,914

NN Group NV:
4.625% Sub. Nts., 4/8/44[1]	EUR	14,640,000		16,586,721
6.375% Sub. Nts., 5/7/27[1]	EUR	15,400,000		17,739,153

Nordea Bank AB, 6.125% Jr. Sub. Perpetual Bonds[1,2,6]		7,505,000		7,356,401

Novo Banco SA, 5% Unsec. Nts., 4/4/19	EUR	2,355,000		2,241,956

Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,2,6]	GBP	8,355,000		12,883,877

Royal Bank of Scotland Group plc:
3.625% Sub. Nts., 3/25/24[1]	EUR	9,000,000		10,073,106
7.50% Jr. Sub. Perpetual Bonds[1,6]		4,380,000		4,571,625
8.00% Jr. Sub. Perpetual Bonds[1,6]		4,380,000		4,642,800
7.64% Jr. Sub. Perpetual Bonds, Series U1,6		3,715,000		3,900,750

Royal Bank of Scotland plc (The), 13.125% Sub. Nts., 3/19/22[1]	AUD	30,052,000		24,119,307

Santander Issuances SAU, 5.179% Sub. Nts., 11/19/25		10,000,000		9,868,520

11 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amoun	t	Value

Commercial Banks (Continued)

Santander UK Group Holdings plc, 4.75% Sub. Nts., 9/15/25[2]		$9,070,000		$8,994,166

Sberbank of Russia Via SB Capital SA, 5.50% Sub. Nts., 2/26/24[1,2]		10,340,000		9,125,050

Skandinaviska Enskilda Banken AB, 5.75% Jr. Sub. Perpetual Bonds[1,6]		5,000,000		4,930,620

Societe Generale SA:
4.25% Sub. Nts., 4/14/25[2]		5,000,000		4,730,090
6.00% Jr. Sub. Perpetual Bonds[1,2,6]		5,000,000		4,740,500
6.00% Jr. Sub. Perpetual Bonds[1,6]		8,000,000		7,581,680
7.875% Jr. Sub. Perpetual Bonds[1,2,6]		15,000,000		14,982,000
8.00% Jr. Sub. Perpetual Bonds[1,2,6]		11,765,000		12,009,465

SPCM SA, 2.875% Sr. Unsec. Nts., 6/15/23[2]	EUR	4,100,000		4,276,361

Standard Chartered plc:
3.20% Sr. Unsec. Nts., 4/17/25[2]		15,000,000		14,015,130
6.50% Jr. Sub. Perpetual Bonds[1,2,6]		5,300,000		5,139,744

SumitG Guaranteed Secured Obligation Issuer Designated Activity Co., 2.251% Sr. Sec. Nts., 11/2/20[2]		9,270,000		9,134,436

Svenska Handelsbanken AB, 5.25% Jr. Sub. Perpetual Bonds[1,6]		10,000,000		9,647,400

Turkiye Vakiflar Bankasi TAO, 6.875% Sub. Nts., 2/3/25[1,2]		4,720,000		4,591,611

UniCredit SpA, 8% Jr. Sub. Perpetual Bonds[1,6]		25,000,000		23,711,600

Woori Bank, 5% Jr. Sub. Nts., 6/10/45[1,2]		7,500,000		7,531,365

				742,369,597

Diversified Financial Services—1.3%

Baggot Securities Ltd., 10.24% Jr. Sub. Perpetual Bonds[2,6]	EUR	20,130,000		21,930,071

Berkshire Hathaway, Inc., 1.625% Sr. Unsec. Nts., 3/16/35	EUR	27,850,000		25,443,919

Corp. Financiera de Desarrollo SA, 5.25% Sub. Nts., 7/15/29[1,2]		2,410,000		2,373,850

Global Bank Corp., 5.125% Sr. Unsec. Nts., 10/30/19[2]		4,825,000		4,788,812

JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[8]	MXN	34,101,099		176,100

National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[2]		11,135,000		11,483,525

Nationwide Building Society, 1.25% Sr. Unsec. Nts., 3/3/25	EUR	9,000,000		9,459,658

Power Finance Corp. Ltd., 8.29% Sr. Unsec. Nts., 6/13/18	INR	180,000,000		2,733,086

Rural Electrification Corp. Ltd., 9.04% Sr. Unsec. Nts., 10/12/19	INR	250,000,000		3,915,885

				82,304,906

Insurance—1.9%

Allianz SE, 4.75% Jr. Sub. Perpetual Bonds[1,6]	EUR	10,000,000		11,757,450

Aquarius+Investments plc for Swiss Reinsurance Co. Ltd., 6.375% Sub. Nts., 9/1/24[1]		3,755,000		3,914,178

Assicurazioni Generali SpA:
5.50% Sub. Nts., 10/27/47[1,5]	EUR	6,000,000		6,907,329
7.75% Sub. Nts., 12/12/42[1]	EUR	14,385,000		19,109,655
10.125% Sub. Nts., 7/10/42[1]	EUR	15,000,000		21,810,632

Aviva plc, 6.125% Jr. Sub. Perpetual Bonds[1,6]	GBP	7,465,000		11,451,680

AXA SA:
3.56% Jr. Sub. Perpetual Bonds[1,6]	AUD	10,000,000		7,191,146
5.25% Sub. Nts., 4/16/40[1]	EUR	5,000,000		6,058,202

Sogecap SA, 4.125% Sub. Perpetual Bonds[1,6]	EUR	5,600,000		5,779,568

Swiss Reinsurance Co. via ELM BV:
3.538% Jr. Sub. Perpetual Bonds[1,6]	AUD	13,000,000		9,274,316

12 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Insurance (Continued)

Swiss Reinsurance Co. via ELM BV: (Continued)
6.302% Sub. Perpetual Bonds[1,6]	GBP	7,340,000	$11,516,308

			114,770,464

Real Estate Investment Trusts (REITs)—0.3%

Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[7]	MXN	27,602,566	—

PLA Administradora Industrial S de RL de CV, 5.25% Sr. Unsec. Nts., 11/10/22[2]		4,820,000	4,693,475

Scentre Group Trust 1/Scentre Group Trust 2, 3.25% Sr. Unsec. Nts., 10/28/25[2]		7,000,000	6,583,528

Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[2]		5,510,000	5,386,025

			16,663,028

Real Estate Management & Development—0.2%

China Overseas Finance Cayman III Ltd., 6.375% Sr. Unsec. Nts., 10/29/43		2,070,000	2,180,728

EMG SUKUK Ltd., 4.564% Sr. Unsec. Nts., 6/18/24		4,365,000	4,414,198

Groupama SA, 6.375% Sub. Perpetual Bonds[1,6]	EUR	4,000,000	4,204,271

Techem GmbH, 6.125% Sr. Sec. Nts., 10/1/19[2]	EUR	2,635,000	3,009,838

			13,809,035

Thrifts & Mortgage Finance—0.1%

Housing Development Finance Corp. Ltd.:
8.70% Sr. Sec. Nts., 4/26/18	INR	250,000,000	3,791,293
8.95% Sec. Nts., 10/19/20	INR	125,000,000	1,948,284

			5,739,577

Health Care—0.2%

Health Care Providers & Services—0.1%

OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[2]		6,360,000	5,947,007

Pharmaceuticals—0.1%

Almirall SA, 4.625% Sr. Unsec. Nts., 4/1/21	EUR	5,295,000	6,003,320

Industrials—1.0%

Air Freight & Couriers—0.1%

Pelabuhan Indonesia II PT:
4.25% Sr. Unsec. Nts., 5/5/25[2]		3,710,000	3,305,054
5.375% Sr. Unsec. Nts., 5/5/45[2]		5,000,000	3,962,900

			7,267,954

Construction & Engineering—0.1%

China Overseas Finance Cayman V Ltd., 3.95% Sr. Unsec. Nts., 11/15/22		3,450,000	3,430,835

Odebrecht Finance Ltd., 8.25% Sr. Unsec. Nts., 4/25/18[2]	BRL	9,645,000	1,170,199

			4,601,034

Industrial Conglomerates—0.3%

CITIC Ltd.:
6.80% Sr. Unsec. Nts., 1/17/23		5,095,000	5,888,500
7.875% Sub. Perpetual Bonds[1,6]		3,310,000	3,363,328

Hutchison Whampoa Europe Finance 13 Ltd., 3.75% Sub. Perpetual Bonds[1,6]	EUR	4,000,000	4,359,115

13 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amoun	t	Value

Industrial Conglomerates (Continued)

Hutchison Whampoa International 14 Ltd., 3.625% Sr. Unsec. Nts., 10/31/24[2]		$5,000,000		$4,970,410

				18,581,353

Machinery—0.1%

KION Finance SA, 6.75% Sr. Sec. Nts., 2/15/20[2]	EUR	5,145,000		5,835,178

SKF AB, 2.375% Sr. Unsec. Nts., 10/29/20	EUR	925,000		1,061,148

				6,896,326

Road & Rail—0.2%

Transnet SOC Ltd., 4% Sr. Unsec. Nts., 7/26/22[2]		16,530,000		14,669,383

Transportation Infrastructure—0.2%

DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[2]		8,445,000		8,339,437

Sydney Airport Finance Co. Pty Ltd., 3.375% Sr. Sec. Nts., 4/30/25[2]		2,395,000		2,250,862

				10,590,299

Information Technology—0.3%

Internet Software & Services—0.3%

Baidu, Inc., 4.125% Sr. Unsec. Nts., 6/30/25		13,895,000		13,839,614

Cerved Group SpA, 6.375% Sr. Sec. Nts., 1/15/20[2]	EUR	5,755,000		6,477,848

				20,317,462

Materials—2.5%

Chemicals—0.8%

Arkema SA, 4.75% Jr. Sub. Perpetual Bonds[1,6]	EUR	7,565,000		8,137,563

Braskem Finance Ltd.:
5.375% Sr. Unsec. Nts., 5/2/22[2]		365,000		304,775
6.45% Sr. Unsec. Nts., 2/3/24		2,040,000		1,764,600

Crown European Holdings SA, 3.375% Sr. Unsec. Nts., 5/15/25[2]	EUR	5,000,000		5,107,725

Mexichem SAB de CV, 5.875% Sr. Unsec. Nts., 9/17/44[2]		11,575,000		9,751,938

ONGC Videsh Ltd.:
2.75% Sr. Unsec. Nts., 7/15/21	EUR	7,490,000		8,283,098
4.625% Sr. Unsec. Nts., 7/15/24		16,030,000		16,341,030

				49,690,729

Construction Materials—0.4%

Cemex SAB de CV:
4.375% Sr. Sec. Nts., 3/5/23[2]	EUR	700,000		692,450
4.75% Sr. Sec. Nts., 1/11/22[2]	EUR	2,440,000		2,479,377
5.70% Sr. Sec. Nts., 1/11/25[2]		1,100,000		922,625

Globo Comunicacao e Participacoes SA, 4.843% Sr. Unsec. Nts., 6/8/25[1,2]		5,945,000		5,380,225

HeidelbergCement Finance Luxembourg SA:
3.25% Sr. Unsec. Nts., 10/21/21	EUR	1,955,000		2,261,191
7.50% Sr. Unsec. Nts., 4/3/20	EUR	1,775,000		2,366,840
8.00% Sr. Unsec. Nts., 1/31/17	EUR	2,040,000		2,387,923

Lafarge SA, 4.75% Sr. Unsec. Nts., 9/30/20	EUR	3,205,000		4,053,116

Union Andina de Cementos SAA, 5.875% Sr. Unsec. Nts., 10/30/21[2]		1,870,000		1,809,225

				22,352,972

14 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amoun	t	Value

Containers & Packaging—0.3%

Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[2]		$9,785,000		$8,733,113

Smurfit Kappa Acquisitions, 4.875% Sr. Sec. Nts., 9/15/18[2]		8,535,000		8,833,725

				17,566,838

Metals & Mining—1.0%

ABJA Investment Co. Pte Ltd.:
4.95% Sr. Unsec. Nts., 5/3/23	SGD	1,250,000		774,622
5.95% Sr. Unsec. Nts., 7/31/24		3,480,000		2,917,416

ArcelorMittal:
2.875% Sr. Unsec. Nts., 7/6/20	EUR	4,935,000		4,355,629
5.50% Sr. Unsec. Nts., 2/25/17		8,650,000		8,398,285

BHP Billiton Finance USA Ltd., 6.25% Jr. Sub. Nts., 10/19/75[1,2]		5,000,000		4,906,250

Glencore Finance Canada Ltd., 4.95% Sr. Unsec. Nts., 11/15/21[2]		4,160,000		3,352,852

Glencore Funding LLC:
2.875% Sr. Unsec. Nts., 4/16/20[2]		15,000,000		11,711,250
4.125% Sr. Unsec. Nts., 5/30/23[2]		7,515,000		5,550,692

Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[2]		1,250,000		1,205,213

Southern Copper Corp., 5.875% Sr. Unsec. Nts., 4/23/45		14,325,000		11,027,356

Teck Resources Ltd., 3.15% Sr. Unsec. Nts., 1/15/17		6,245,000		5,651,725

				59,851,290

Paper & Forest Products—0.0%

Inversiones CMPC SA, 6.125% Sr. Unsec. Nts., 11/5/19[2]		1,980,000		2,120,006

Metsa Board OYJ, 4% Sr. Unsec. Nts., 3/13/19	EUR	800,000		940,905

				3,060,911

Telecommunication Services—2.3%

Diversified Telecommunication Services—1.2%

AT&T, Inc., 2.45% Sr. Unsec. Nts., 3/15/35	EUR	10,000,000		9,616,325

Colombia Telecomunicaciones SA ESP:
5.375% Sr. Unsec. Nts., 9/27/22[2]		2,780,000		2,515,900
8.50% Sub. Perpetual Bonds[1,2,6]		835,000		720,187

Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30		9,438,000		12,396,133

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		15,957,000		16,714,958

Telefonica Emisiones SAU, 2.932% Sr. Unsec. Nts., 10/17/29	EUR	15,400,000		16,715,933

Telefonica Europe BV, 6.50% Jr. Sub. Perpetual Bonds[1,6]	EUR	10,000,000		11,452,899

UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23	EUR	1,440,000		1,691,945

				71,824,280

Wireless Telecommunication Services—1.1%

Bharti Airtel International Netherlands BV:
5.125% Sr. Unsec. Nts., 3/11/23[2]		8,880,000		9,212,920
5.35% Sr. Unsec. Nts., 5/20/24[2]		3,445,000		3,628,701

Bharti Airtel Ltd., 4.375% Sr. Unsec. Nts., 6/10/25[2]		3,000,000		2,937,441

Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[2]		3,410,000		2,574,550

Digicel Ltd., 6.75% Sr. Unsec. Nts., 3/1/23[2]		6,945,000		5,833,800

Empresa Nacional de Telecomunicaciones SA, 4.75% Sr. Unsec. Nts., 8/1/26[2]		1,360,000		1,277,535

Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[2]		6,790,000		5,805,450

Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[2]		4,800,000		4,452,000

15 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amoun	t	Value

Wireless Telecommunication Services (Continued)

Telefonica Europe BV:
5.875% Jr. Sub. Perpetual Bonds[1,6]	EUR	2,000,000		$2,184,296
6.75% Jr. Sub. Perpetual Bonds[1,6]	GBP	10,445,000		15,825,175

Telekom Austria AG, 5.625% Jr. Sub. Perpetual Bonds[1,6]	EUR	4,580,000		5,192,459

Turkcell Iletisim Hizmetleri AS, 5.75% Unsec. Nts., 10/15/25[2]		3,460,000		3,350,837

VimpelCom Holdings BV, 9% Sr. Unsec. Nts., 2/13/18[2]	RUB	128,400,000		1,671,496

Wind Acquisition Finance SA, 4% Sr. Sec. Nts., 7/15/20[2]	EUR	5,695,000		6,187,717

				70,134,377

Utilities—3.0%

Electric Utilities—2.0%

EDP Finance BV:
5.25% Sr. Unsec. Nts., 1/14/21[2]		11,585,000		12,003,161
6.00% Sr. Unsec. Nts., 2/2/18[2]		1,945,000		2,048,324

Electricite de France SA:
5.25% Jr. Sub. Perpetual Bonds[1,2,6]		5,788,000		5,462,425
5.625% Jr. Sub. Perpetual Bonds[1,2,6]		2,915,000		2,783,096
5.875% Jr. Sub. Perpetual Bonds[1,6]	GBP	9,600,000		13,191,773
6.00% Jr. Sub. Perpetual Bonds[1,6]	GBP	6,220,000		8,817,891

Enel SpA:
5.00% Jr. Sub. Nts., 1/15/75[1]	EUR	10,075,000		11,471,416
8.75% Jr. Sub. Nts., 9/24/73[1,2]		5,000,000		5,706,250

Eskom Holdings SOC Ltd., 6.75% Sr. Unsec. Nts., 8/6/23[2]		4,965,000		4,331,963

Israel Electric Corp. Ltd.:
6.875% Sr. Sec. Nts., 6/21/23[2]		8,335,000		9,551,077
7.25% Sr. Sec. Nts., 1/15/19[2]		18,180,000		20,217,287

National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16	PHP	665,100,000		14,440,649

Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[2]		13,015,000		13,291,569

Power Grid Corp. of India Ltd., 8.70% Sec. Nts., 7/15/18	INR	130,000,000		1,981,488

				125,298,369

Gas Utilities—0.2%

ENN Energy Holdings Ltd., 6% Sr. Unsec. Nts., 5/13/21[2]		7,500,000		8,179,717

Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts., 4/1/23[2]		2,645,000		2,598,713

				10,778,430

Independent Power and Renewable Electricity Producers—0.4%

AES Gener SA, 5% Sr. Unsec. Nts., 7/14/25[2]		4,415,000		4,233,755

Comision Federal de Electricidad, 4.875% Sr. Unsec. Nts., 1/15/24[2]		12,675,000		12,548,250

Hero Asia Investment Ltd., 2.875% Sr. Unsec. Nts., 10/3/17		3,310,000		3,316,617

Infinis plc, 7% Sr. Sec. Nts., 2/15/19	GBP	4,700,000		7,136,602

				27,235,224

Multi-Utilities—0.4%

Centrica plc, 3% Jr. Sub. Nts., 4/10/76[1]	EUR	8,480,000		8,498,387

Empresa Electrica Guacolda SA, 4.56% Sr. Unsec. Nts., 4/30/25[2]		2,705,000		2,497,970

NGG Finance plc, 4.25% Sub. Nts., 6/18/76[1]	EUR	10,305,000		11,727,359

				22,723,716

Total Corporate Bonds and Notes (Cost $2,108,413,758)				1,949,233,141

16 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Share	s	Value

Common Stock—0.0%

JP Morgan International, GDR[9] (Cost $0)		868,851		$—
		Principal Amoun	t

Structured Securities—0.3%

Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[7]	RUB	220,242,600		—

Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[7]	RUB	64,600,000		—

Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.01% Sr. Sec. Nts., 4/30/25[2,10]		3,138,550		1,846,565
3.138% Sr. Sec. Nts., 4/30/25[2,10]		3,086,093		1,815,702
3.191% Sr. Sec. Nts., 4/30/25[2,10]		3,842,437		2,260,696
3.242% Sr. Sec. Nts., 4/30/25[2,10]		4,385,558		2,580,242
3.269% Sr. Sec. Nts., 4/30/25[2,10]		3,503,547		2,061,311
3.346% Sr. Sec. Nts., 4/30/25[2,10]		3,293,186		1,937,545
3.797% Sr. Sec. Nts., 4/30/25[2,10]		3,998,996		2,352,808
3.894% Sr. Sec. Nts., 4/30/25[2,10]		3,452,493		2,031,273

LB Peru Trust II Certificates, Series 1998-A, 3.795%, 2/28/16[7]		11,734		—

Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	171,732,311		1,038,581

Total Structured Securities (Cost $36,965,337)				17,924,723

Short-Term Notes—2.4%

United States Treasury Bills:
0.061%, 3/31/16[10,11]		75,000,000		74,969,625
0.23%, 2/11/16[10,11,12]		75,000,000		74,980,781

Total Short-Term Notes (Cost $149,969,531)				149,950,406

			Exercise	Expiration
	Counterparty		Price	Date		Contracts

Over-the-Counter Options Purchased—0.2%

AUD Currency Put[9]	BAC	CAD	0.960	1/13/16	AUD	100,000,000	1,969

BRL Currency Call[9]	GSG	JPY	45.500	8/18/16	BRL	175,000,000	7,536

BRL Currency Call[9]	JPM	JPY	44.400	9/6/16	BRL	225,000,000	20,133

BRL Currency Call[9]	GSG	JPY	44.000	8/25/16	BRL	132,000,000	11,976

EUR Currency Put[9]	JPM	USD	1.070	1/8/16	EUR	200,000,000	131,000

EUR Currency Put[9]	BOA	USD	1.070	2/16/16	EUR	130,000,000	1,056,120

17 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

			Exercise	Expiration
	Counterparty		Price	Date		Contracts	Value

Over-the-Counter Options Purchased (Continued)

EUR Currency Put[9]	GSG	USD	1.070	1/8/16	EUR	150,000,000	$98,250

EUR Currency Put[9]	BOA	USD	1.095	3/10/16	EUR	100,000,000	2,171,200

EUR Currency Put[9]	RBS	USD	1.070	1/5/16	EUR	100,000,000	16,200

EUR Currency Put[9]	BAC	USD	1.070	2/10/16	EUR	150,000,000	1,097,100

EUR Currency Put[9]	GSG	USD	1.050	2/16/16	EUR	125,000,000	457,875

EUR Currency Put[9]	RBS	JPY	124.100	1/4/16	EUR	5,000,000	2,603

EUR Currency Call[9,15]	BOA	USD	1.080	4/29/16	EUR	10,000,000	718,818

EUR Currency Call[9,16]	BOA	USD	1.135	1/8/16	EUR	10,000,000	80,480

EUR Currency Put[9]	GSG	USD	1.073	1/12/16	EUR	100,000,000	220,700

IDR Currency Put[9]	GSG	IDR	14905.000	11/24/16	IDR	745,250,000,000	2,235,750

IDR Currency Call[9]	GSG	IDR	14905.000	11/24/16	IDR	745,250,000,000	2,981,000

JPY Currency Call[9]	GSG	JPY	121.000	1/7/16	JPY	24,200,000,000	1,573,000

MXN Currency Call[9]	JPM	MXN	15.060	4/11/16	MXN	753,000,000	4,518

NZD Currency Put[9,17]	CITNA-B	USD	0.655	1/11/16	NZD	150,000,000	16,050

Total Over-the-Counter Options Purchased (Cost $27,212,677)							12,902,278

18 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Pay/Receive Floating Rate
			Floating Rate	Fixed	Expiration	Notional Amount
	Counterparty			Rate	Date		(000’s)	Value

Over-the-Counter Interest Rate Swaptions Purchased—0.5%

Interest Rate Swap maturing 1/19/26 Call[9]	BOA	Receive	Three-Month USD BBA LIBOR	2.245%	1/15/16	USD	120,000	$381,089

Interest Rate Swap maturing 1/2/17 Call[9]	BOA	Pay	BZDI	12.545	1/4/16	BRL	125,000	—

Interest Rate Swap maturing 1/2/19 Call[9]	BOA	Pay	BZDI	11.420	1/4/16	BRL	125,000	—

Interest Rate Swap maturing 1/4/21 Call[9]	BOA	Pay	BZDI	11.380	1/4/16	BRL	112,500	—

Interest Rate Swap maturing 1/6/36 Call[9]	JPM	Pay	Six-Month JPY BBA LIBOR	1.025	1/4/16	JPY	5,000,000	191,416

Interest Rate Swap maturing 11/20/28 Call[9]	BOA	Receive	Three-Month KRW CD KSDA	3.640	11/19/18	KRW	50,000,000	89,394

Interest Rate Swap maturing 11/23/36 Call[9]	GSG	Receive	Three-Month USD BBA LIBOR	3.250	11/21/16	USD	175,000	2,751,819

Interest Rate Swap maturing 12/7/26 Call[9]	BOA	Receive	Three-Month USD BBA LIBOR	2.880	12/5/16	USD	120,000	1,493,887

19 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Pay/Receive
		Floating	Floating	Fixed	Expiration	Notional Amount
	Counterparty	Rate	Rate	Rate	Date		(000’s)	Value

Over-the-Counter Interest Rate Swaptions Purchased (Continued)

Interest Rate Swap maturing 2/10/21 Call[9]	BOA	Receive	Three-Month USD BBA LIBOR	1.805%	2/8/16	USD	350,000	$1,216,989

Interest Rate Swap maturing 2/10/21 Call[9]	GSG	Receive	Three-Month USD BBA LIBOR	1.805	2/8/16	USD	375,000	1,303,916

Interest Rate Swap maturing 2/23/18 Call[9]	BOA	Pay	Three-Month USD BBA LIBOR	1.050	2/19/16	USD	675,000	127,973

Interest Rate Swap maturing 2/9/21 Call[9]	BAC	Receive	Three-Month USD BBA LIBOR	1.920	2/5/16	USD	250,000	397,820

Interest Rate Swap maturing 3/4/23 Call[9]	JPM	Receive	Three-Month USD BBA LIBOR	2.327	3/2/16	USD	500,000	3,465,580

Interest Rate Swap maturing 3/4/26 Call[9]	BOA	Receive	Three-Month USD BBA LIBOR	2.645	3/2/16	USD	106,000	830,399

Interest Rate Swap Maturing 3/7/16 Call[9]	BAC	Receive	MAX[0; (FRO 1 -FRO 2)- Strike Swap Rate]x 10	55.680	3/7/16	EUR	200,000	609,362

Interest Rate Swap maturing 4/30/24 Call[9]	GSG	Receive	Three-Month KRW CD KSDA	3.530	4/29/19	KRW	100,000,000	140,569

20 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Pay/Receive
		Floating	Floating	Fixed	Expiration	Notional Amount
	Counterparty	Rate	Rate	Rate	Date	(000’s)		Value

Over-the-Counter Interest Rate Swaptions Purchased (Continued)

Interest Rate Swap maturing 5/11/19 Call[9]	BAC	Receive	Three-Month USD BBA LIBOR	1.591%	5/9/16	USD	500,000	$2,123,435

Interest Rate Swap maturing 5/19/25 Call[9]	JPM	Pay	Six-Month SGD SOR VWAP	3.170	5/15/20	SGD	100,000	1,349,119

Interest Rate Swap maturing 5/19/25 Call[9]	JPM	Receive	Six-Month SGD SOR VWAP	3.170	5/15/20	SGD	100,000	2,301,720

Interest Rate Swap maturing 5/23/26 Call[9]	JPM	Receive	Three-Month USD BBA LIBOR	2.952	5/19/16	USD	100,000	594,927

Interest Rate Swap maturing 5/30/33 Put[9]	BAC	Receive	Six-Month GBP BBA LIBOR	3.990	5/30/23	GBP	40,415	2,127,607

Interest Rate Swap maturing 9/12/35 Call[9]	JPM	Pay	Three-Month USD BBA LIBOR	3.108	9/10/25	USD	50,000	3,528,732

Interest Rate Swap maturing 9/12/35 Call[9]	JPM	Receive	Three-Month USD BBA LIBOR	3.108	9/10/25	USD	50,000	3,103,206

Interest Rate Swap maturing 9/19/28 Call[9]	JPM	Receive	Six-Month EUR EURIBOR	2.758	9/17/18	EUR	100,000	1,966,600

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $45,127,597)								30,095,559

21 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Investment Company—0.6%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.30%[13,14]
(Cost $36,793,564)	36,793,564	$36,793,564

Total Investments, at Value (Cost $6,623,620,349)	97.4%	6,058,890,179

Net Other Assets (Liabilities)	2.6	161,430,180

Net Assets	100.0%	$6,220,320,359

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,478,832,135 or 23.77% of the Fund’s net assets at period end.

3. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

5. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

6. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

8. Restricted security. The aggregate value of restricted securities at period end was $4,335,099, which represents 0.07% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation

Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23	7/25/13-7/25/14	$4,939,347	$4,158,999	$780,348
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	3,121,895	176,100	2,945,795

		$8,061,242	$4,335,099	$3,726,143

9. Non-income producing security.

10. Zero coupon bond reflects effective yield on the date of purchase.

11. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $42,429,204. See Note 6 of the accompanying Consolidated Notes.

12. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $7,538,068. See Note 6 of the accompanying Consolidated Notes.

13. Rate shown is the 7-day yield at period end.

22 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

14. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2015	Gross Additions	Gross Reductions	Shares December 31, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	543,275,597	740,369,809	1,246,851,842	36,793,564

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$36,793,564	$93,647

15. Digital option becomes eligible for exercise if at expiration date spot exchange rate 1 is less than or equal to 1.08 USD per 1 EUR and if spot exchange rate 2 is less than or equal to 119 JPY per 1 USD.

16. Digital option becomes eligible for exercise if at any time spot rates are greater than or equal to 1.135 USD per 1 EUR.

17. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to 0.6285 USD per 1 NZD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

Mexico	$835,173,267	13.8%
United Kingdom	671,975,764	11.1
France	550,645,075	9.1
Brazil	439,582,641	7.2
Italy	358,014,189	5.9
India	327,609,492	5.4
United States	248,438,063	4.1
Japan	199,180,301	3.3
Spain	190,799,866	3.1
Portugal	144,248,219	2.4
Netherlands	136,717,043	2.3
Australia	135,174,791	2.2
Germany	125,249,211	2.1
Indonesia	112,485,447	1.9
Ireland	101,278,054	1.7
Switzerland	98,415,634	1.6
South Africa	83,655,005	1.4
Romania	74,568,874	1.2
Canada	71,260,405	1.2
China	71,257,223	1.2
Hungary	68,104,549	1.1
Turkey	66,124,710	1.1
Peru	63,450,736	1.0
Dominican Republic	54,033,353	0.9
Panama	52,892,412	0.9
Russia	47,414,574	0.8
Luxembourg	47,180,334	0.8
Poland	46,637,798	0.8
Sri Lanka	43,031,695	0.7
Colombia	41,217,528	0.7

23 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent

Ukraine	$39,594,617	0.6%
Croatia	37,078,192	0.6
Chile	35,295,754	0.6
Ivory Coast	34,524,800	0.6
New Zealand	31,737,913	0.5
Israel	31,730,382	0.5
Morocco	24,198,216	0.4
Malaysia	23,748,873	0.4
Sweden	22,995,569	0.4
Jamaica	19,937,725	0.3
Serbia	19,780,725	0.3
Paraguay	19,625,925	0.3
Uruguay	18,260,150	0.3
Denmark	17,866,503	0.3
United Arab Emirates	16,719,999	0.3
Kazakhstan	16,212,754	0.3
Philippines	14,440,649	0.2
Vietnam	13,170,334	0.2
Namibia	12,884,646	0.2
Jersey, Channel Islands	11,781,925	0.2
South Korea	11,755,672	0.2
Greece	10,296,144	0.2
Hong Kong	9,329,525	0.1
Costa Rica	8,215,562	0.1
Eurozone	7,907,490	0.1
Honduras	5,287,500	0.1
Belgium	5,234,777	0.1
Nigeria	5,227,144	0.1
Austria	5,192,459	0.1
Angola	5,142,737	0.1
Thailand	4,819,243	0.1
Supranational	4,223,682	0.1
Singapore	3,650,839	0.1
Iraq	2,334,022	0.0
Egypt	1,930,573	0.0
Finland	940,906	0.0

Total	$6,058,890,179	100.0%

Forward Currency Exchange Contracts as of December 31, 2015
Counterparty	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

BAC	02/2016	INR	2,477,063	USD	36,939	$202,898	$—
BAC	05/2016	USD	5,540	EUR	5,065	14,401	—
BAC	04/2016	USD	116	RUB	7,700	13,116	—
BOA	05/2016	EUR	840,305	USD	909,470	7,930,587	548,746
BOA	05/2016	GBP	194,379	USD	295,733	—	9,072,452
BOA	02/2016	INR	8,996,938	USD	133,344	1,556,962	—
BOA	05/2016	JPY	22,391,335	USD	183,243	3,799,866	—
BOA	05/2016	NOK	1,453,160	USD	167,310	—	3,259,983
BOA	05/2016	USD	61,043	CAD	81,105	2,401,142	—
BOA	03/2016	USD	9,451	COP	30,585,000	—	122,405
BOA	05/2016	USD	1,464,823	EUR	1,355,365	304,256	14,273,162
BOA	05/2016	USD	632,529	GBP	415,670	19,520,546	—

24 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BOA	02/2016 - 03/2016	USD	266,369	INR	18,041,000	$—	$3,644,048
BOA	05/2016	USD	134,056	JPY	16,354,335	—	2,557,176
BOA	01/2016 - 04/2016	USD	136,688	MXN	2,291,100	4,442,892	—
BOA	05/2016	USD	30,397	NZD	47,000	—	1,487,835
CITNA-B	01/2016	BRL	90,000	USD	26,308	—	3,559,282
CITNA-B	05/2016	EUR	160,000	USD	175,105	330,086	881,176
CITNA-B	05/2016	SEK	584,590	USD	67,220	2,332,336	—
CITNA-B	01/2016	USD	23,049	BRL	90,000	299,740	—
CITNA-B	05/2016	USD	23,926	EUR	22,000	—	75,582
CITNA-B	03/2016	USD	55,627	TRY	165,710	—	289,975
CITNA-B	03/2016	USD	63,045	ZAR	920,190	4,181,115	—
DEU	05/2016	USD	8,709	GBP	5,735	250,868	—
GSCO-OT	01/2016 - 01/2017	BRL	1,336,360	USD	362,210	—	29,013,848
GSCO-OT	03/2016 - 07/2016	CNH	1,007,830	USD	158,464	—	8,390,083
GSCO-OT	05/2016	EUR	49,000	USD	53,864	—	406,531
GSCO-OT	01/2016 - 01/2017	USD	461,574	BRL	1,695,260	47,737,565	—
GSCO-OT	07/2016	USD	150,000	CNH	957,300	7,524,883	—
GSCO-OT	05/2016	USD	109,406	EUR	100,000	309,466	—
GSCO-OT	02/2016	USD	15,562	RUB	1,123,160	352,564	—
GSCO-OT	01/2016	USD	3,391	ZAR	51,430	66,700	—
HSBC	05/2016	GBP	9,150	USD	13,567	—	73,095
HSBC	05/2016	SGD	1,160	USD	814	897	—
HSBC	03/2016	USD	7,782	CNH	50,530	182,405	—
HSBC	05/2016	USD	59,420	EUR	54,170	456,242	133,550
HSBC	05/2016	USD	1,625	SGD	2,320	—	4,164
JPM	01/2016	CNH	734,110	USD	117,082	—	5,498,945
JPM	05/2016	EUR	67,825	USD	72,761	1,265,427	26,147
JPM	05/2016	JPY	28,917,000	USD	236,773	4,772,600	—
JPM	02/2016 - 06/2018	KRW	134,767,000	USD	128,311	1,136	13,034,038
JPM	01/2016 - 02/2016	RUB	3,384,140	USD	47,184	—	1,225,078
JPM	01/2017	USD	44,822	BRL	163,400	8,108,794	—
JPM	01/2016	USD	114,691	CNH	734,110	3,108,771	—
JPM	05/2016	USD	22,362	EUR	20,910	—	449,125
JPM	02/2016 - 05/2016	USD	146,760	INR	9,939,000	410,730	1,784,117
JPM	05/2016	USD	81,438	JPY	9,946,000	—	1,641,535
JPM	02/2016 - 06/2016	USD	128,315	KRW	134,536,600	14,141,238	—
JPM	02/2016 - 04/2016	USD	343,484	MXN	5,931,200	2,504,961	1,756,640
JPM	02/2016	USD	19,707	MYR	86,580	—	345,045
JPM	01/2016	USD	15,270	PHP	705,000	273,647	—
JPM	01/2016	USD	47,597	PLN	188,440	—	436,045

25 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

JPM	01/2016 - 04/2016	USD	36,193	RUB	2,586,580	$1,098,204	$—
JPM	01/2016	USD	3,208	ZAR	49,190	28,429	—
JPM	01/2016	ZAR	410,090	USD	26,799	—	291,165
MSCO	01/2016	BRL	300,000	USD	76,829	—	999,135
MSCO	05/2016	DKK	234,315	USD	33,687	590,287	—
MSCO	05/2016	EUR	16,875	USD	18,134	330,192	51,973
MSCO	01/2016	USD	105,630	BRL	300,000	29,800,228	—
MSCO	05/2016	USD	57,027	EUR	51,980	430,704	111,722
MSCO	01/2016 - 04/2016	USD	317,076	MXN	5,380,300	5,479,932	—
NOM	05/2016	GBP	3,585	USD	5,454	—	166,924
RBS	05/2016	CAD	44,650	USD	33,374	—	1,090,586
RBS	05/2016	NOK	395,000	USD	46,422	—	1,829,504
RBS	05/2016	USD	119,537	EUR	110,200	52,673	748,147
RBS	05/2016	USD	33,356	NZD	50,000	—	564,103
TDB	01/2016	BRL	1,061,460	USD	266,906	2,059,878	666,090
TDB	05/2016	USD	151,091	AUD	216,290	—	5,506,655
TDB	01/2016 - 02/2016	USD	641,002	BRL	2,402,080	39,430,839	2,148,385
TDB	05/2016	USD	114,683	EUR	106,260	—	1,243,144
TDB	05/2016	USD	17,592	GBP	11,640	425,975	—
TDB	03/2016	USD	40,787	HUF	12,003,000	—	531,882
TDB	07/2016	USD	10,586	IDR	157,460,000	—	224,840
TDB	04/2016	USD	73,435	INR	4,973,000	—	480,007
TDB	01/2016	USD	48,643	ZAR	672,170	5,194,405	—
TDB	03/2016	ZAR	122,630	USD	7,584	260,935	—

Total Unrealized Appreciation and Depreciation						$223,981,518	$120,644,070

Futures Contracts as of December 31, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Euro-BOBL	EUX	Sell	3/8/16	59	$8,378,332	$20,456
Euro-Bund	EUX	Sell	3/8/16	27	4,633,728	18,751
United States Treasury Nts., 10 yr.	CBT	Buy	3/21/16	1,924	242,243,625	(79,165)
United States Ultra Bonds	CBT	Buy	3/21/16	175	27,770,313	81,157

						$41,199

Over-the-Counter Options Written at December 31, 2015
Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value

AUD Currency Put	BAC	JPY	81.580	5/20/16	AUD	(75,000,000)	$789,104	$(753,511)

AUD Currency Call	BAC	JPY	89.080	5/20/16	AUD	(75,000,000)	1,699,240	(893,944)

BRL Currency Put	GSG	JPY	28.000	8/25/16	BRL	(132,100,000)	1,194,653	(2,591,721)

BRL Currency Put	GSG	JPY	25.000	9/12/16	BRL	(100,000,000)	1,532,854	(1,131,059)

BRL Currency Put	GSG	JPY	28.000	8/18/16	BRL	(175,000,000)	1,779,392	(3,342,511)

BRL Currency Call	GSG	BRL	3.830	9/12/16	BRL	(191,500,000)	1,175,000	(994,268)

26 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Options Written (Continued)
Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

BRL Currency Call	GSG	BRL	4.100	1/21/16	BRL	(102,500,000)	$1,210,955	$(1,010,445)

BRL Currency Put	JPM	JPY	29.100	9/6/16	BRL	(225,000,000)	2,169,911	(5,676,517)

COP Currency Put	CITNA-B	COP	3250.000	3/2/16	COP	(91,000,000,000)	810,314	(910,000)

COP Currency Put	GSG	COP	3230.000	3/1/16	COP	(113,050,000,000)	850,850	(1,243,550)

EUR Currency Put	BAC	USD	1.040	2/10/16	EUR	(150,000,000)	687,960	(268,950)

EUR Currency Put	BAC	USD	1.000	2/17/16	EUR	(200,000,000)	1,122,000	(36,800)

EUR Currency Put	BOA	USD	1.055	2/16/16	EUR	(130,000,000)	924,665	(589,160)

EUR Currency Call	BOA	USD	1.100	11/16/16	EUR	(50,000,000)	1,842,500	(1,961,600)

EUR Currency Put	BOA	USD	1.025	11/16/16	EUR	(75,000,000)	1,898,812	(1,312,425)

EUR Currency Put	BOA	USD	1.063	3/10/16	EUR	(100,000,000)	964,219	(899,300)

EUR Currency Call	BOA	USD	1.122	3/10/16	EUR	(100,000,000)	1,163,556	(618,800)

EUR Currency Call[1]	GSG	MXN	18.000	7/20/16	EUR	(37,500,000)	1,381,022	(2,913,331)

EUR Currency Call	GSG	USD	1.116	1/12/16	EUR	(100,000,000)	514,640	(36,700)

EUR Currency Put	GSG	USD	1.040	1/8/16	EUR	(150,000,000)	256,194	(150)

EUR Currency Call	JPM	USD	1.100	11/16/16	EUR	(50,000,000)	1,972,105	(1,961,600)

EUR Currency Put	JPM	USD	1.040	1/8/16	EUR	(200,000,000)	318,656	(200)

EUR Currency Put	JPM	USD	1.025	11/16/16	EUR	(75,000,000)	1,750,508	(1,312,425)

EUR Currency Put	RBS	USD	1.040	1/5/16	EUR	(100,000,000)	105,000	—

JPY Currency Call	GSG	JPY	118.000	1/7/16	JPY	(23,600,000,000)	234,800	(47,200)

RUB Currency Put	JPM	RUB	71.550	1/14/16	RUB	(2,504,250,000)	746,340	(1,066,810)

ZAR Currency Put	BOA	ZAR	17.000	9/14/16	ZAR	(425,000,000)	926,150	(1,151,325)

Total of Over-the-Counter Options Written							$30,021,400	$(32,724,302)

1. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to 16.5 MXN per 1 EUR.

Centrally Cleared Credit Default Swaps at December 31, 2015
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

CDX.EM.24	Sell	1.000%	12/20/20	USD	9,800	$(1,068,744)	$1,098,959

CDX.EM.24	Sell	1.000	12/20/20	USD	9,800	(1,079,089)	1,074,186

Total of Cleared Credit Default Swaps						$(2,147,833)	$2,173,145

Over-the-Counter Credit Default Swaps at December 31, 2015
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

Alpha Bank AE	BAC	Buy	5.000%	3/20/17	EUR	5,335	$(626,176)	$862,251

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	4,405	167,345	196,645

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	4,405	172,223	196,645

Banco Santander SA	BAC	Sell	3.000	9/20/17	EUR	20,000	(72,359)	774,389

Banco Santander SA	BOA	Sell	3.000	12/20/17	EUR	5,000	(106,178)	216,976

Banco Santander SA	UBS	Sell	3.000	9/20/17	EUR	8,850	(31,905)	342,667

Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	3,090	1,174,372	(948,139)

Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	3,090	1,097,122	(948,139)

Hellenic Republic	GSG	Sell	1.000	3/20/20	USD	25,000	9,752,778	(7,671,028)

Hellenic Republic Government B	GSG	Sell	1.000	9/20/20	USD	20,000	7,000,000	(6,483,724)

27 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value
Hellenic Republic Government B	GSG	Sell	1.000%	6/20/17	USD	10,000	$1,501,111	$ (2,240,520)
ICICI Bank Ltd.	GSG	Sell	1.000	12/20/19	USD	10,000	359,971	(198,458)
Italy Government International	GSG	Sell	1.000	12/20/20	USD	50,000	250,887	(10,116)
Kingdom of Spain	GSG	Buy	1.000	6/20/20	USD	50,000	70,615	(270,600)
Kingdom of Spain	GSG	Buy	1.000	12/20/20	USD	50,000	(54,790)	(183,287)
Kingdom of Spain	GSG	Buy	1.000	6/20/20	USD	50,000	47,068	(270,600)
Malaysia	BNP	Buy	1.000	12/20/20	USD	6,915	(369,675)	272,028
Malaysia	MOS	Buy	1.000	12/20/20	USD	6,910	(436,947)	271,832
Mexico Government International	CITNA-B	Sell	1.000	12/20/20	USD	10,000	335,790	(355,788)
Penerbangan Malaysia Bhd	BAC	Buy	1.000	12/20/20	USD	6,855	(481,199)	269,668
Penerbangan Malaysia Bhd	BNP	Buy	1.000	12/20/20	USD	6,445	(257,865)	253,539
Penerbangan Malaysia Bhd	BNP	Buy	1.000	12/20/20	USD	9,724	(504,329)	382,531
Penerbangan Malaysia Bhd	BNP	Buy	1.000	12/20/20	USD	6,445	(328,478)	253,539
Penerbangan Malaysia Bhd	BNP	Buy	1.000	9/20/20	USD	9,660	(391,324)	326,732
Penerbangan Malaysia Bhd	BOA	Buy	1.000	12/20/20	USD	3,430	(237,809)	134,932
Penerbangan Malaysia Bhd	BOA	Buy	1.000	12/20/20	USD	6,855	(469,331)	269,668
Penerbangan Malaysia Bhd	BOA	Buy	1.000	9/20/20	USD	12,880	(516,067)	435,643
Penerbangan Malaysia Bhd	BOA	Buy	1.000	12/20/20	USD	12,965	(678,236)	510,029
Penerbangan Malaysia Bhd	JPM	Buy	1.000%	12/20/20	USD	9,665	(407,941)	380,210
People’s Republic of China	GSG	Sell	1.000	6/20/20	USD	75,000	(519,283)	8,071
Republic of Colombia	BOA	Buy	1.000	9/20/20	USD	16,345	(657,599)	1,116,265
Republic of Colombia	BOA	Sell	1.000	12/20/20	USD	8,883	475,166	(657,973)
Republic of Indonesia	BAC	Buy	1.000	12/20/20	USD	7,235	(466,961)	443,881
Republic of Indonesia	BAC	Buy	1.000	12/20/20	USD	6,855	(584,765)	420,567
Republic of Indonesia	BNP	Buy	1.000	9/20/20	USD	9,620	(677,203)	522,116
Republic of Indonesia	BNP	Buy	1.000	12/20/20	USD	12,890	(794,162)	790,826
Republic of Indonesia	BNP	Buy	1.000	12/20/20	USD	6,855	(591,941)	420,567
Republic of Indonesia	BOA	Buy	1.000	9/20/20	USD	16,035	(1,115,327)	870,284
Republic of South Africa	HSBC	Buy	1.000	12/20/20	USD	5,000	(503,865)	544,615
Republic of Turkey	GSG	Buy	1.000	12/20/20	USD	32,219	(3,071,303)	2,661,394
Republic of Turkey	GSG	Buy	1.000	3/20/20	USD	30,891	(1,485,803)	1,987,179
Republic of Turkey	HSBC	Buy	1.000	3/20/20	USD	19,795	(934,427)	1,273,388
Republic of Turkey	HSBC	Buy	1.000	12/20/20	USD	16,105	(1,549,378)	1,330,325
Republic of Turkey	MOS-A	Buy	1.000	12/20/20	USD	9,715	(894,840)	802,491

28 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

Republic of Turkey	MOS-A	Buy	1.000%	9/20/20	USD	16,096	$(1,256,346)	$ 1,229,318

Russian Federation	BNP	Buy	1.000	12/20/20	USD	6,915	(738,227)	661,228

State Bank of India	BNP	Sell	1.000	9/20/19	USD	13,035	537,811	(110,306)

Telefonica SA	UBS	Sell	1.000	9/20/17	EUR	5,000	625,429	39,545

Total of Over-the-Counter Credit Default Swaps							$1,755,649	$ 1,123,306

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Single
Name
Corporate Debt	$23,035,000		$—		BBB-
Non-Investment Grade
Corporate Debt Indexes	19,600,000		—		BB
Investment Grade Single
Name
Corporate Debt (EUR)	47,660,000	EUR	—	EUR	BBB- to BBB
Investment Grade Sovereign
Debt	143,883,000		16,345,000		BBB to AA-
Non-Investment Grade
Sovereign Debt	61,180,000		—		CCC+

Total USD	$247,698,000		$16,345,000

Total EUR	47,660,000	EUR	—	EUR

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Currency Swap at December 31, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount Currency Received (000’s)		Notional Amount Currency Delivered (000’s)		Value
BAC	Pay	Six- Month USD BBA LIBOR	7.150%	1/28/19	INR	1,567,863	USD	25,000	$64,816
BOA	Pay	Six- Month USD BBA LIBOR	6.330	3/31/20	INR	855,100	USD	13,662	(923,925)
BOA	Pay	Six- Month USD BBA LIBOR	6.250	3/25/20	INR	851,861	USD	13,674	(1,021,861)

29 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Currency Swap (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount Currency Received (000’s)		Notional Amount Currency Delivered (000’s)		Value

BOA	Pay	Six- Month USD BBA LIBOR	7.100%	1/21/19	INR	921,795	USD	15,025	$(668,958)

GSG	Pay	Six- Month USD BBA LIBOR	7.210	1/13/19	INR	935,000	USD	15,039	(273,552)

GSG	Pay	Six- Month USD BBA LIBOR	6.300	4/9/18	INR	2,336,250	USD	37,500	(1,978,012)

GSG	Pay	Six- Month USD BBA LIBOR	7.100	1/15/19	INR	931,750	USD	15,045	(386,151)

Total of Over-the-Counter Currency Swap									$(5,187,643)

Centrally Cleared Interest Rate Swaps at December 31, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
BAC	Receive	Six-Month GBP BBA LIBOR	2.570%	7/29/35	GBP	50,000	$(482,235)
BAC	Receive	Three-Month USD BBA LIBOR	2.234	5/31/22	USD	70,000	(1,628,449)
BAC	Receive	Three-Month USD BBA LIBOR	2.376	2/15/41	USD	25,000	777,574
BAC	Receive	Six-Month JPY BBA LIBOR	1.445	11/10/35	JPY	5,000,000	(3,514,343)
BAC	Receive	Six-Month GBP BBA LIBOR	2.440	8/18/25	GBP	56,700	(21,462)
BAC	Pay	Six-Month EUR EURIBOR	1.600	8/20/25	EUR	72,100	(91,992)
BAC	Pay	Three-Month USD BBA LIBOR	2.702%	6/18/24	USD	16,440	(827,840)
BOA	Pay	Six-Month EUR EURIBOR	1.617	8/20/25	EUR	91,000	(36,643)
BOA	Receive	Three-Month USD BBA LIBOR	2.595	8/14/24	USD	28,000	(1,406,253)
BOA	Receive	Six-Month GBP BBA LIBOR	2.460	8/18/25	GBP	77,500	(129,084)
BOA	Pay	Three-Month USD BBA LIBOR	2.222	5/31/22	USD	158,700	(3,569,708)
BOA	Pay	Six-Month EUR EURIBOR	2.078	6/8/35	EUR	50,000	(835,510)
DEU	Receive	Six-Month HUF BUBOR	1.800	11/6/20	HUF	3,007,500	76,346

30 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

DEU	Receive	Six-Month PLN WIBOR WIBO	1.825%	10/29/20	PLN	40,500	$69,373

DEU	Pay	Six-Month HUF BUBOR	2.670	11/6/25	HUF	1,617,500	(86,565)

DEU	Pay	Six-Month PLN WIBOR WIBO	2.320	10/29/25	PLN	21,500	(53,663)

GSG	Pay	Six-Month SGD SOR VWAP	1.510	1/20/20	SGD	70,000	(1,667,049)

GSG	Pay	Three-Month USD BBA LIBOR	2.695	6/19/24	USD	16,320	(810,008)

GSG	Pay	Six-Month SGD SOR VWAP	1.750	10/28/17	SGD	350,000	(380,830)

GSG	Receive	Three-Month USD BBA LIBOR	2.396	10/29/24	USD	6,660	(184,378)

JPM	Receive	Three-Month HUF BUBOR	1.775	7/18/17	HUF	14,250,000	(167,736)

JPM	Receive	Three-Month HUF BUBOR	1.910	7/8/17	HUF	14,500,000	(240,375)

JPM	Receive	Three-Month USD BBA LIBOR	2.399	10/29/24	USD	6,190	(172,779)

JPM	Pay	Six-Month PLN WIBOR WIBO	2.500	12/14/25	PLN	44,500	54,064

Total of Centrally Cleared Interest Rate Swaps							$(15,329,545)

Over-the-Counter Interest Rate Swaps at December 31, 2015
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

BAC	Pay	Six-Month INR FBIL MIBOR OIS COMPOUND	6.620%	11/4/20	INR	3,100,000	$(666,547)

BAC	Pay	MXN TIIE BANXICO	3.860	11/17/16	MXN	840,000	6,211

BAC	Pay	MXN TIIE BANXICO	3.900	12/16/16	MXN	855,300	11,164

BAC	Pay	MXN TIIE BANXICO	4.310	12/15/17	MXN	435,000	(30,903)

BOA	Pay	Three-Month MYR KLIBOR BNM	4.275	10/30/20	MYR	92,000	276,999

BOA	Pay	Three-Month MYR KLIBOR BNM	4.310	11/5/20	MYR	92,000	313,967

BOA	Receive	Three-Month MYR KLIBOR BNM	3.730%	7/24/16	MYR	385,000	76,242

BOA	Receive	One-Time INR MIBOR OIS COMPOUND	7.360	7/30/16	INR	8,250,000	(371,466)

BOA	Pay	BZDI	13.975	1/2/18	BRL	163,500	(1,409,328)

BOA	Pay	Three-Month MYR KLIBOR BNM	4.060	7/24/20	MYR	82,500	72,703

BOA	Pay	Six-Month INR MIBOR OIS COMPOUND	6.980	7/30/20	INR	1,875,000	21,664

BOA	Pay	One-Time INR MIBOR OIS COMPOUND	7.015	11/26/16	INR	7,000,000	(54,180)

31 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
BOA	Pay	BZDI	14.460%	1/2/25	BRL	130,000	$(1,460,763)
BOA	Pay	Six-Month INR-FBIL MIBOR OIS COMPOUND	6.820	11/26/20	INR	1,600,000	(138,931)
CITNA-B	Pay	Three-Month COP IBR OIS COMPOUND	4.680	5/11/18	COP	58,400,000	(892,256)
DEU	Pay	MXN TIIE BANXICO	4.330	11/3/17	MXN	847,500	25,823
DEU	Pay	Three-Month ILS TELBOR01	1.170	11/20/19	ILS	97,500	(62,620)
GSG	Pay	BZDI	14.595	4/1/16	BRL	700,000	49,409
GSG	Pay	MXN TIIE BANXICO	3.900	12/15/16	MXN	865,000	13,005
GSG	Receive	Three-Month CNY CNREPOFIX=CFXS	2.505	11/23/20	CNY	215,000	115,551
GSG	Receive	Three-Month CNY CNREPOFIX=CFXS	2.450	12/3/20	CNY	141,000	134,632
GSG	Receive	Three-Month MYR KLIBOR BNM	3.980	11/24/17	MYR	630,000	(407,153)
GSG	Receive	Three-Month CNY CNREPOFIX=CFXS	2.450	12/3/20	CNY	142,000	135,586
GSG	Pay	BZDI	14.595	4/1/16	BRL	710,000	55,592
GSG	Pay	Six-Month PLN WIBOR WIBO	1.860	5/20/20	PLN	200,000	365,424
GSG	Pay	Six-Month CLP TNA	4.170	5/27/20	CLP	3,250,000	37,120
GSG	Pay	Six-Month CLP TNA	4.107	5/28/20	CLP	10,000,000	79,356
GSG	Pay	BZDI	13.145	1/2/17	BRL	153,500	(1,093,245)
GSG	Receive	Three-Month HKD HIBOR HKAB	3.230	9/12/24	HKD	425,000	(2,408,132)
GSG	Pay	Three-Month MYR KLIBOR BNM	4.440	3/16/25	MYR	120,000	(254,871)
GSG	Pay	Three-Month MYR KLIBOR	4.410	4/15/25	MYR	240,000	(601,929)
GSG	Pay	MXN TIIE BANXICO	4.745	12/15/17	MXN	895,000	(72,772)
GSG	Receive	MXN TIIE BANXICO	4.604	6/14/18	MXN	545,000	(6,127)
HSBC	Receive	MXN TIIE BANXICO	5.180	4/13/20	MXN	382,000	105,244
HSBC	Receive	Six-Month HUF BUBOR	1.865	11/9/20	HUF	3,080,000	45,558
HSBC	Pay	Six-Month HUF BUBOR	2.735	11/9/25	HUF	1,650,000	(56,154)
JPM	Pay	Three-Month COP IBR OIS	5.790	2/10/25	COP	32,000,000	(1,165,601)
JPM	Pay	Three-Month COP IBR OIS	6.090	10/29/24	COP	15,470,000	(448,553)
JPM	Receive	Three-Month KRW CD KSDA	3.080	6/10/18	KRW	132,000,000	(3,222,918)
JPM	Pay	Three-Month COP IBR OIS	4.410	2/9/18	COP	87,000,000	(1,317,468)
JPM	Receive	Three-Month CNY CNREPOFIX=CFXS	2.630	6/26/20	CNY	165,000	(96,293)
JPM	Receive	BZDI	15.285	1/2/17	BRL	431,000	177,894
JPM	Receive	BZDI	15.405	1/4/21	BRL	161,000	943,504
JPM	Receive	MXN TIIE BANXICO	5.185	4/9/20	MXN	350,000	89,541
JPM	Receive	MXN TIIE BANXICO	5.230	4/7/20	MXN	320,000	43,159

32 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

JPM	Pay	BZDI	15.595%	1/2/19	BRL	411,000	$(1,631,344)

MOS-A	Pay	Three-Month COP IBR OIS	6.090	10/29/24	COP	15,940,000	(462,180)

SIB	Pay	BZDI	14.733	4/1/16	BRL	1,600,000	154,356

Total of Over-the-Counter Interest Rate Swaps							$(14,982,030)

Over-the-Counter Credit Default Swaptions Written at December 31, 2015
Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value

Credit Default Swap maturing 12/20/20	JPM	Sell	CDX.NA.HY.25	5.000%	1/20/16	USD 50,000	$355,000	$(249,285)

Credit Default Swap maturing 12/20/20	JPM	Sell	iTraxx Europe Crossover Series 24 Version 1	5.000	1/20/16	EUR 25,000	213,617	(32,320)

Credit Default Swap maturing 12/20/20	JPM	Sell	iTraxx Europe Crossover Series 24 Version 1	5.000	1/20/16	EUR 50,000	375,547	(64,640)

Total of Over-the-Counter Credit Default Swaptions Written							$944,164	$(346,245)

Over-the-Counter Interest Rate Swaptions Written at December 31, 2015
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 5/11/19 Call	BAC	Pay	Three- Month USD BBA LIBOR	1.791%	5/9/16	USD	500,000	$1,900,000	$(1,144,275)
Interest Rate Swap maturing 7/30/26 Call	BOA	Pay	MXN TIIE BANXICO	7.000	8/10/16	MXN	1,000,000	2,288,203	(936,497)
Interest Rate Swap maturing 1/2/18 Call	BOA	Pay	BZDI	12.900	1/4/16	BRL	150,000	313,868	(1,893,560)
Interest Rate Swap maturing 1/15/26 Call	BOA	Pay	Three- Month CAD BA CDOR	2.128	1/15/16	CAD	150,000	733,326	(40,276)
Interest Rate Swap maturing 2/23/26 Call	BOA	Receive	Three- Month USD BBA LIBOR	2.045	2/19/16	USD	150,000	1,350,000	(499,349)
Interest Rate Swap maturing 3/4/26 Call	BOA	Pay	Six- Month EUR EURIBOR	1.582	3/2/16	EUR	100,000	792,975	(1,108,222)

33 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaptions Written (Continued)
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 1/4/21 Call	BOA	Pay	BZDI	12.580%	1/4/16	BRL	112,500	$215,870	$ (2,792,694)
Interest Rate Swap maturing 1/2/19 Call	BOA	Pay	BZDI	14.750	1/4/16	BRL	125,000	140,028	(1,071,902)
Interest Rate Swap maturing 1/2/17 Call	BOA	Pay	BZDI	14.320	1/4/16	BRL	125,000	86,488	(375,737)
Interest Rate Swap maturing 12/7/26 Call	BOA	Pay	Six- Month EUR EURIBOR	1.918	12/5/16	EUR	100,000	1,791,158	(1,382,620)
Interest Rate Swap maturing 2/8/26 Call	GSG	Receive	Six- Month EUR EURIBOR	0.900	2/4/16	EUR	100,000	879,782	(214,340)
Interest Rate Swap maturing 4/30/24 Call	GSG	Pay	Three- Month KRW CD KSDA	4.530	4/29/19	KRW	100,000,000	579,626	(33,397)
Interest Rate Swap maturing 2/8/26 Call	GSG	Pay	Six- Month EUR EURIBOR	1.100	2/4/16	EUR	100,000	847,197	(410,309)
Interest Rate Swap maturing 6/7/47 Call	GSG	Pay	Six- Month EUR EURIBOR	1.810	6/5/17	EUR	100,000	5,753,820	(3,810,455)
Interest Rate Swap maturing 6/7/47 Call	GSG	Receive	Six- Month EUR EURIBOR	1.810	6/5/17	EUR	100,000	5,753,820	(3,508,249)
Interest Rate Swap maturing 3/4/23 Call	JPM	Pay	Three- Month USD BBA LIBOR	2.577	3/2/16	USD	500,000	1,300,000	(1,491,260)
Interest Rate Swap maturing 2/12/29 Call	JPM	Pay	Three- Month KRW CD KSDA	4.610	2/11/19	KRW	100,000,000	1,026,886	(46,889)
Interest Rate Swap maturing 12/7/26 Call	JPM	Pay	Six- Month EUR EURIBOR	1.905	12/5/16	EUR	100,000	1,584,319	(1,410,060)
Interest Rate Swap maturing 5/23/26 Call	JPM	Receive	Three- Month USD BBA LIBOR	2.447	5/19/16	USD	100,000	600,000	(412,147)

34 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaptions Written (Continued)
Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 9/19/28 Call	JPM	Receive	Six- Month EUR EURIBOR	0.758%	9/17/18	EUR	150,000	$2,016,247	$(903,374)

Interest Rate Swap maturing 1/2/18 Call	JPM	Pay	BZDI	12.900	1/4/16	BRL	150,000	313,868	(1,893,560)

Interest Rate Swap maturing 4/29/26 Call	JPM	Pay	Six- Month EUR EURIBOR	1.578	4/27/16	EUR	300,000	3,679,150	(4,308,580)

Interest Rate Swap maturing 1/6/36 Call	JPM	Pay	Six- Month JPY BBA LIBOR	1.275	1/4/16	JPY	5,000,000	376,113	—

Total of Over-the-Counter Interest Rate Swaptions Written								$34,322,744	$(29,687,752)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS	Morgan Stanley & Co., Inc.
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
RBS	Royal Bank of Scotland plc (The)
SIB	Banco Santander SA
TDB	Toronto Dominion Bank
UBS	UBS AG
Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
CNY	Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah

35 OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Currency abbreviations (Continued)
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	New Turkish Lira
ZAR	South African Rand
Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negara Malaysia
BOBL	German Federal Obligations
BUBOR	Budapest Interbank Offered Rate
BUND	German Federal Obligations
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
CDX.EM.24	Markit CDX Emerging Markets Index
CDX.NA.HY.25	Markit CDX North American High Yield
CNREPOFIX=CFXS	Repurchase Fixing Rates
EURIBOR	Euro Interbank Offered Rate
FBIL	Financial Benchmarks India Private Ltd.
FRO 1	Floating Rate Option 30 yr. Rate
FRO 2	Floating Rate Option 10 yr. Rate
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
IBR	Indicador Bancario de Referencia
iTraxx Europe Crossover
Series 24 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
KLIBOR	Kuala Lumpur Interbank Offered Rate
KSDA	Korean Securities Dealers Assn.
MIBOR	Mumbai Interbank Offered Rate
OIS	Overnight Index Swap
SOR VWAP	Swap Offered Rate Singapore Dollar Index
TELEBOR01	Tel Aviv Interbank Offered Rate 1 Month
TIIE	Interbank Equilibrium Interest Rate
TNA	Non-Deliverable CLP Camara
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate
Exchange Abbreviations
CBT	Chicago Board of Trade
EUX	European Stock Exchange

36 OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS December 31, 2015 Unaudited

1. Organization

Oppenheimer International Bond Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer International Bond Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 1,008,304 shares with net assets of $97,955,171 in the Subsidiary.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

37	OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity

38	OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

(amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar

39	OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities

(including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

40	OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$80,249,153	$—	$80,249,153
Mortgage-Backed Obligations	—	105,675,690	—	105,675,690
Foreign Government Obligations	—	3,676,065,665	—	3,676,065,665
Corporate Bonds and Notes	—	1,949,057,041	176,100	1,949,233,141
Common Stock	—	—	—	—
Structured Securities	—	16,886,142	1,038,581	17,924,723
Short-Term Notes	—	149,950,406	—	149,950,406
Over-the-Counter Options Purchased	—	12,902,278	—	12,902,278
Over-the-Counter Interest Rate Swaptions Purchased	—	30,095,559	—	30,095,559
Investment Company	36,793,564	—	—	36,793,564

Total Investments, at Value	36,793,564	6,020,881,934	1,214,681	6,058,890,179
Other Financial Instruments:
Swaps, at value	—	24,886,504	—	24,886,504
Centrally cleared swaps, at value	—	3,150,502	—	3,150,502
Futures contracts	120,364	—	—	120,364
Forward currency exchange contracts	—	223,981,518	—	223,981,518

Total Assets	$36,913,928	$6,272,900,458	$1,214,681	$6,311,029,067

Liabilities Table
Other Financial Instruments:
Options written, at value	$—	$(32,724,302)	$—	$(32,724,302)
Forward currency exchange contracts	—	(120,644,070)	—	(120,644,070)
Futures contracts	(79,165)	—	—	(79,165)
Swaps, at value	—	(43,932,871)	—	(43,932,871)
Centrally cleared swaps, at value	—	(16,306,902)	—	(16,306,902)
Swaptions written, at value	—	(30,033,997)	—	(30,033,997)

Total Liabilities	$(79,165)	$(243,642,142)	$—	$(243,721,307)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*

Assets Table
Investments, at Value:
Asset-Backed Securities	$11,360,715	$(11,360,715)
Corporate Bonds and Notes	14,713,594	(14,713,594)

Total Assets	$26,074,309	$(26,074,309)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

41	OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

42	OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$5,646,566

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different

43	OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$19,100,629
Market Value	$0
Market Value as % of Net Assets	0.00%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

44	OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

45	OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $4,990,910,332 and $8,061,900,761, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy

46	OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $272,872,664 and $5,548,949 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or

47	OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $5,454,824 and $20,364,322 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $10,640,282 and $28,148,016 on written call options and written put options, respectively.

48	OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of September 30, 2015	103,247,622,415	$36,982,648
Options written	503,796,025,000	49,602,339
Options closed or expired	(82,045,150,000)	(5,494,426)
Options exercised	(291,825,647,415)	(51,069,161)

Options outstanding as of December 31, 2015	233,172,850,000	$30,021,400

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling

49	OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $603,084,417 and $263,110,070 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A

50	OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts. These currency swap contracts increase exposure to, or decrease exposure away from, foreign exchange and interest rate risk.

For the reporting period, the Fund had ending monthly average notional amounts of $73,524,294 and $190,362,586 on currency swaps which pay a fixed rate and which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $1,640,756,266 and $1,617,368,219 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by

51	OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $30,567,556 and $36,798,319 on purchased and written swaptions, respectively.

52	OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Written swaption activity for the reporting period was as follows:

	Notional Amount	Amount of Premiums

Swaptions outstanding as of September 30, 2015	226,133,250,000	$59,201,573
Swaptions written	15,147,500,000	37,701,665
Swaptions closed or expired	(11,530,750,000)	(5,489,854)
Swaptions exercised	(20,412,500,000)	(56,146,476)

Swaptions outstanding as of December 31, 2015	209,337,500,000	$35,266,908

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $82,546,229.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

53	OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

54	OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$6,656,268,602
Federal tax cost of other investments	198,902,960

Total federal tax cost	$6,855,171,562

Gross unrealized appreciation	$117,945,766
Gross unrealized depreciation	(745,223,917)

Net unrealized depreciation	$(627,278,151)

55	OPPENHEIMER INTERNATIONAL BOND FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Bond Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	2/17/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	2/17/2016

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	2/17/2016